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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pinnacle West Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Donald E. Brandt Chairman of the Board, President & Chief Executive Officer

Dear Fellow Pinnacle West Shareholders:

On behalf of our Board of Directors, management team and employees, I invite you to attend our 2014 Annual Meeting of Shareholders. The meeting will be held at 10:30 a.m. (Mountain Standard Time), Wednesday, May 21, 2014, at the Heard Museum located at 2301 N. Central Avenue in Phoenix, Arizona.

2013 was another successful year for Pinnacle West and your investment in our Company:

•
Your Board increased the common dividend by 4.0% for the second consecutive year;

•
Pinnacle West's stock price increased 3.8%, and our total return to shareholders — a combination of stock price appreciation and dividends paid — was 8.0%; and

•
Total shareholder value increased $466 million in 2013 and $3.7 billion over the past five years.

At the Annual Meeting, we will share additional updates with you on the Company's performance and operations over the past year, as well as discuss recent developments and any other business matters properly brought before the meeting. As explained in the attached Proxy Statement, we are asking you to (1) elect eleven Board of Director nominees; (2) consider and vote for an advisory resolution to approve executive compensation; and (3) ratify the appointment of our independent public accounting firm for 2014.

The attached Proxy Statement explains our voting procedures, describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when voting your shares. To better communicate these matters, we have made a number of improvements to this year's Proxy Statement. In addition to an easier-to-read format, we have enhanced certain charts and tables to convey important information about our Board and corporate governance, as well as our compensation program and objectives.

Your vote is important. Whether you own a few shares or many, please ensure that your shares are represented and voted at the meeting. You have four ways to vote your shares: via the Internet; by telephone; by returning a signed and dated proxy card; or by voting in person at the meeting.

Thank you for your ongoing support of Pinnacle West. I hope you will be able to join us at this year's Annual Meeting.

Sincerely,

N O T I C E    O F    A N N U A L    M E E T I N G

NOTICE OF THE 2014 ANNUAL MEETING OF SHAREHOLDERS

April 4, 2014

The 2014 Annual Meeting of Shareholders of Pinnacle West Capital Corporation ("Pinnacle West" or the "Company") will be held at the Heard Museum, 2301 North Central Avenue, Phoenix, Arizona 85004, at 10:30 a.m., Mountain Standard Time, on Wednesday, May 21, 2014. The purposes of the meeting are:

  (1)
  to elect eleven directors to serve until the 2015 Annual Meeting of Shareholders (Proposal 1);

  (2)
  to hold an advisory vote to approve executive compensation (Proposal 2);

  (3)
  to ratify the appointment of our independent accountants for the year ending December 31, 2014 (Proposal 3); and

  (4)
  to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

All shareholders of record at the close of business on March 14, 2014 are entitled to notice of and to vote at the meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting in person, please promptly vote by telephone, via the Internet, or by proxy card or vote instruction form.

By order of the Board of Directors,

DIANE WOOD
Corporate Secretary

PINNACLE WEST CAPITAL CORPORATION
Post Office Box 53999
Phoenix, Arizona 85072-3999

 PINNACLE WEST CAPITAL CORPORATION          i

   ii          PINNACLE WEST CAPITAL CORPORATION

P R O X Y    S T A T E M E N T    S U M M A R Y

This summary highlights certain information contained in this Proxy Statement. As it is only a summary, please read the complete Proxy Statement and 2013 Annual Report before you vote.

Annual Meeting of Shareholders

Date:	May 21, 2014
Time:	10:30 a.m. Mountain Standard Time
Place:	Heard Museum 2301 North Central Avenue Phoenix, Arizona 85004
Record Date:	March 14, 2014
Admission to the Meeting:	Proof of stock ownership will be required to attend the Annual Meeting. See page 8 of this Proxy Statement for admission requirements.
Delivery of Materials:	Proxy Statement and form of proxy are first being made available to shareholders on or about April 4, 2014.

Voting Matters and Board Recommendations

Matters	Board Recommendations	Page
Election of directors	FOR each nominee	16
Advisory vote to approve executive compensation	FOR	76
Ratification of Deloitte & Touche LLP ("D&T") as our independent accountants for 2014	FOR	77

 PINNACLE WEST CAPITAL CORPORATION          1

Our Director Nominees

Our director nominees are:

Name	Age	Director	Independent	Committee Memberships
		Since		AC	CGC	FC	HRC	NOC
Donald E. Brandt	59	2009	No — Company President and CEO
Susan Clark-Johnson	67	2008	Yes		X			X
Denis A. Cortese, M.D.	69	2010	Yes	X			X	X
Richard P. Fox	66	2014	Yes	X		X
Michael L. Gallagher	69	1999	Yes		X			C
Roy A. Herberger, Jr., Ph.D.	71	1992	Yes		X	X	C
Dale E. Klein, Ph.D.	66	2010	Yes	X				X
Humberto S. Lopez	68	1995	Yes	X		C	X
Kathryn L. Munro*	65	2000	Yes		C	X	X
Bruce J. Nordstrom	64	2000	Yes	C, F	X	X
David P. Wagener	59	2014	Yes			X		X

AC Audit Committee	* Lead Director
CGC Corporate Governance Committee	C Chair
FC Finance Committee	F Financial Expert
HRC Human Resources Committee
NOC Nuclear & Operating Committee

2013 Executive Compensation

Total compensation, as reported in the Summary Compensation Table and calculated in accordance with the rules of the Securities and Exchange Commission (the "SEC"), is set forth below for Messrs. Brandt, Hatfield, Edington, Falck, Robinson and Schiavoni (the "Named Executive Officers"). The total compensation number includes a year-over-year change in pension value as determined under the SEC rules. The change in pension value is subject to many variables that are not related to Company or individual performance, such as interest rates. As such, we do not believe this number is helpful in evaluating executive compensation. We also note that the SEC rules require us to include in the stock award column the grant date fair value of equity grants given to our Named Executive Officers in 2013, even though the performance shares will not vest, if at all, until the end of a three-year performance period and then only to the extent the specified performance conditions are met, and the restricted stock units ("RSUs") will vest in installments each year through 2017.

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	Name and Principal Position	&zwsp;	Salary ($)	&zwsp;	Bonus ($)	&zwsp;	Stock Awards ($)	&zwsp;	Non-Equity Incentive Plan Compensation ($)	&zwsp;	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	&zwsp;	All Other Compensation ($)	&zwsp;	Total ($)	&zwsp;
	Donald E. Brandt, Chairman of the Board, President and CEO of the Company and Arizona Public Service Company ("APS")		1,203,300		0		4,000,235		1,893,994		1,020,892		26,344		8,144,765
&zwsp;	James R. Hatfield, Executive Vice President and Chief Financial Officer of the Company and APS	&zwsp;	540,000	&zwsp;	0	&zwsp;	700,005	&zwsp;	485,611	&zwsp;	347,743	&zwsp;	23,621	&zwsp;	2,096,980	&zwsp;
	Randall K. Edington, Executive Vice President and Chief Nuclear Officer, APS		925,000		0		500,208		814,505		96,488		21,708		2,357,909
&zwsp;	David P. Falck, Executive Vice President and General Counsel of the Company and APS	&zwsp;	502,000	&zwsp;	0	&zwsp;	700,005	&zwsp;	454,059	&zwsp;	303,367	&zwsp;	28,764	&zwsp;	1,988,195	&zwsp;
	Donald G. Robinson, President and Chief Operating Officer, APS[1]		241,622		0		1,400,231		202,912		21,755		10,253		1,876,773
&zwsp;	Mark A. Schiavoni, Executive Vice President Operations, APS	&zwsp;	485,000	&zwsp;	0	&zwsp;	700,005	&zwsp;	446,219	&zwsp;	275,670	&zwsp;	25,373	&zwsp;	1,932,267	&zwsp;
1
Mr. Robinson retired from APS in April 2013.

Executive Compensation Program Highlights

Highlights of our executive compensation program include:

•
A program designed to be straightforward with a clear emphasis on rewarding performance by putting pay at risk and retaining key executives. Our executive compensation philosophy incorporates the following core principles and objectives:

•
Alignment with Shareholder Interests.  We structure our annual cash and long-term equity incentive compensation to put pay at risk and reward performance. Payouts under these plans are tied predominantly to the Company's total return to shareholders, stock price, earnings, and the achievement of measurable and sustainable business and individual goals, so that executives' interests are tied to the success of the Company and are aligned with those of our shareholders. Several of our performance highlights are set forth below.

•
Key Management Retention.  We structure our program to provide compensation at levels necessary to attract, engage and retain an experienced management team who have the skill sets to succeed in our complex operating and regulatory environment, including operating the nation's largest nuclear power station, and to provide consistently strong operating and financial results.

•
A program with a few key elements. Our key compensation elements are simple and understandable: base salary; annual performance-based cash incentive; three-year performance-based equity grant; a retention-based equity grant that releases over a four-year period; pension and supplemental pension retirement benefits; and limited perquisites.

 PINNACLE WEST CAPITAL CORPORATION          3

•
A program with strong shareholder support. Of the shareholder votes cast at our 2013 Annual Meeting of Shareholders (the "2013 Annual Meeting"), more than 93% were "FOR" the compensation of the executives as disclosed in our 2013 Proxy Statement, excluding abstentions.

Performance Highlights

In 2013, we delivered strong financial results and operational performance. Our results included:

•
the Company's stock price increased 3.8% and set a new all-time high;

•
the Company increased the common dividend by 4% for the second straight year;

•
the Arizona Corporation Commission ("ACC") acknowledged net metering shifts costs between customers and implemented a new charge to lessen the non-solar customer impact;

•
the ACC closed its docket examining whether electric deregulation should be implemented in Arizona, protecting most APS customers from negative rate and reliability impacts;

•
the Palo Verde Nuclear Generating Station ("Palo Verde") had a capacity factor of 91.1%;

•
during its 2013 evaluation, the Institute of Nuclear Power Operations ("INPO") determined that Palo Verde had achieved excellence in nuclear power plant operations;

•
the Company achieved its safest year on record, placing us in the top decile in the industry; and

•
total shareholder return (stock price appreciation plus dividends) ("TSR") performance was solid.

Total Shareholder Return

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Auditors

We are asking our shareholders to ratify the appointment of D&T as our independent accountants for 2014. A summary of fees paid to D&T in 2012 and 2013 is set forth on page 78.

Important Dates for the 2015 Annual Meeting of Shareholders

Shareholder proposals submitted for inclusion in our 2015 Proxy Statement must be received by us no later than December 5, 2014. Notice of shareholder proposals to be raised from the floor of the 2015 Annual Meeting of Shareholders must be received by us no earlier than January 21, 2015 and no later than February 20, 2015.

Corporate Governance Highlights

Highlights of our corporate governance include:

•
annual election of all directors;

•
ten of our eleven directors are independent;

•
an independent Lead Director with significant responsibilities;

•
all of our committees of the Board of Directors (the "Board") are comprised solely of independent directors;

•
last year our directors received an average 97% shareholder vote in favor of their election and no director received a vote of less than 90%;

•
each director attended at least 75% of the Board meetings and any Board committee meetings on which he or she served;

•
directors and officers are prohibited from pledging or hedging our stock; and

•
director and officer stock ownership guidelines.

 PINNACLE WEST CAPITAL CORPORATION          5

P R O X Y    S T A T E M E N T  —
G E N E R A L    I N F O R M A T I O N

Place, Date and Time

The Company's 2014 Annual Meeting of Shareholders ("Annual Meeting") will be held at the Heard Museum, 2301 North Central Avenue, Phoenix, Arizona 85004, at 10:30 a.m., Mountain Standard Time, on Wednesday, May 21, 2014.

Notice of Internet Availability

Unless you elected to receive printed copies of the proxy materials in prior years, you will receive a Notice of Internet Availability of Proxy Materials by mail (the "Internet Notice"). The Internet Notice will tell you how to access and review the proxy materials. If you received an Internet Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions included on the Internet Notice.

The Internet Notice is first being sent to shareholders on or about April 4, 2014. The Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to shareholders on or about April 4, 2014.

Record Date; Shareholders Entitled to Vote

All shareholders at the close of business on March 14, 2014 (the "record date") are entitled to vote at the meeting. Each holder of outstanding Company common stock is entitled to one vote per share held as of the record date on all matters on which shareholders are entitled to vote, except for the election of directors, in which case "cumulative" voting applies (see "Vote Required — Election of directors"). At the close of business on the record date, there were 110,352,175 shares of common stock outstanding.

Voting

Vote by Internet.  The website address for Internet voting is on the Internet Notice. Internet voting is available 24 hours a day.

Vote by telephone.  The toll-free number for telephone voting is on your proxy card. Telephone voting is available 24 hours a day.

Vote by mail.  You may vote by mail by promptly marking, signing, dating, and mailing your proxy card (a postage-paid envelope is provided for mailing in the United States).

Vote in person.  You may come to and vote at the Annual Meeting. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the meeting.

If you vote by telephone or Internet, DO NOT mail a proxy card.

You may change or revoke your vote at any time before the proxy is exercised by: filing with our Corporate Secretary either a notice of revocation or a signed proxy card bearing a later date; re-voting by telephone; or re-voting by Internet. Your proxy will be suspended with respect to your shares if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously-granted proxy.

Your vote is confidential. Only the following persons have access to your vote: election inspectors; individuals who help with the processing and counting of votes; and persons who need access for legal reasons. All votes will be counted by an independent inspector of elections appointed for the Annual Meeting.

   6          PINNACLE WEST CAPITAL CORPORATION

Quorum

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists, shares that are entitled to vote but are not voted at the direction of the beneficial owner (called abstentions) and votes withheld by brokers in the absence of instructions from beneficial owners (called broker non-votes) will be counted for purposes of determining whether there is a quorum. Shares owned by the Company are not considered outstanding or present at the meeting.

Vote Required

Election of directors.  Individuals receiving the highest number of votes will be elected. The number of votes that a shareholder may, but is not required to, cast is calculated by multiplying the number of shares of common stock owned by the shareholder, as of the record date, by the number of directors to be elected. Any shareholder may cumulate his or her votes by casting them for any one nominee or by distributing them among two or more nominees. Abstentions will not be counted toward a nominee's total and will have no effect on the election of directors. You may not cumulate your votes against a nominee. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee. If you would like to exercise your cumulative voting rights, you must do so by mail. The Company's Bylaws provide that, in an uncontested election, a director nominee who receives a greater number of votes cast "withheld" for his or her election than "for" such election will promptly tender his or her resignation to the Corporate Governance Committee. The Corporate Governance Committee is required to evaluate the resignation, taking into account the best interests of the Company and its shareholders, and will recommend to the Board whether to accept or reject the resignation.

Under the current rules of the New York Stock Exchange ("NYSE"), your broker is not able to vote on your behalf in any director election unless you give your broker specific voting instructions. We encourage you to provide instructions so that your shares will be counted in the election of directors.

Say-on-Pay.  The votes cast "for" must exceed the votes cast "against" to approve the advisory resolution on the compensation disclosed in this Proxy Statement of our Named Executive Officers — the Say-on-Pay vote. This resolution is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the compensation philosophy, policies and procedures described in this Proxy Statement. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. Abstentions and broker non-votes will have no effect on the outcome of this proposal. We will hold an advisory vote on Say-on-Pay on an annual basis until we next hold an advisory vote of shareholders on the frequency of such votes as required by law.

Ratification of the appointment of the independent accountants.  The votes cast "for" must exceed the votes cast "against" to ratify the appointment of the independent accountants for the year ending December 31, 2014. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board recommends a vote:

•
FOR the election of the nominated slate of directors (Proposal 1);

•
FOR the approval, on an advisory basis, of the resolution approving the

 PINNACLE WEST CAPITAL CORPORATION          7

  compensation of our Named Executive Officers, as disclosed in this Proxy Statement (Proposal 2); and

•
FOR the ratification of the appointment of D&T as the Company's independent accountants for the year ending December 31, 2014 (Proposal 3).

The Board is not aware of any other matters that will be brought before the shareholders for a vote. If any other matters properly come before the meeting, the proxy holders will vote on those matters in accordance with the recommendations of the Board or, if no recommendations are given, in accordance with their own judgment.

Attendance at the Annual Meeting

In order to attend the Annual Meeting, you will need to present a valid picture identification, such as a driver's license or passport, and either:

•
the Internet Notice or the top portion of your proxy card if you are a shareholder of record (each Internet Notice or proxy card admits up to two shareholders); or

•
a copy of a brokerage statement showing ownership of our stock as of the close of business on the record date if you hold your shares in street name (each brokerage statement admits up to two shareholders).

Please do not carry items such as large handbags and packages to the meeting, as we reserve the right to inspect any items brought into the meeting. Weapons are prohibited in the meeting. We also reserve the right to prohibit bringing cell phones, pagers, cameras, recording devices, and other items into the meeting room.

Delivery of Annual Reports and Proxy Statements to a Shared Address; Obtaining a Copy of the Annual Report

If you and one or more shareholders share the same address, it is possible that only one Internet Notice, Annual Report or Proxy Statement was delivered to your address. Registered shareholders at the same address who wish to receive separate copies of the Internet Notice, the Annual Report or Proxy Statement may:

•
call the Company's Shareholder Services at 1-602-250-5511;

•
mail a request to Shareholder Services at P.O. Box 53999, Mail Station 8602, Phoenix, AZ 85072-3999; or

•
e-mail a request to: shareholderdept@pinnaclewest.com.

The Company will promptly deliver to you the information requested. Shareholders who own Company stock through a broker and who wish to receive separate copies of the Internet Notice, Annual Report or Proxy Statement should contact their broker.

You may access our Annual Report and Proxy Statement via the Internet. Copies of the Annual Report and Proxy Statement are available on the Company's website (www.pinnaclewest.com) and will be provided to any shareholder promptly upon request. Shareholders may request copies from Shareholder Services at the telephone number or addresses set forth above or as described on the Internet Notice.

Shareholder Proposals or Director Nominations for the 2015 Annual Meeting

To be included in the proxy materials for the 2015 Annual Meeting of Shareholders (the "2015 Annual Meeting"), any shareholder proposal intended to be presented at that meeting must be received by our Corporate Secretary no later than December 5, 2014 at the following address:

Corporate Secretary
Pinnacle West Capital Corporation
400 North Fifth Street, Mail Station 8602
Phoenix, Arizona 85004

A shareholder who intends to present a proposal at the 2015 Annual Meeting, but does not wish it to be included in the 2015 proxy materials, must submit the proposal no earlier than January 21, 2015 and no

   8          PINNACLE WEST CAPITAL CORPORATION

later than the close of business on February 20, 2015. Nominations for the Board must be received by November 24, 2014. In all cases, shareholders must also comply with the applicable rules of the SEC and our Bylaws.

Proxy Solicitation

The Board is soliciting the enclosed proxy. The Company may solicit shareholders over the Internet, by telephone or by mail. The Company has retained D.F. King & Co., Inc., to assist in the distribution of proxy solicitation materials and the solicitation of proxies for $9,500, plus customary expenses. The costs of the solicitation will be paid by the Company. Proxies may also be solicited in person, by telephone or electronically by Company personnel who will not receive additional compensation for such solicitation. As required, the Company will reimburse brokerage houses and others for their out-of-pocket expenses in forwarding documents to beneficial owners of our stock.

I N F O R M A T I O N A B O U T O U R B O A R D A N D C O R P O R A T E G O V E R N A N C E

Director Independence

NYSE rules require companies whose securities are traded on the NYSE to have a majority of independent directors. These rules describe certain relationships that prevent a director from being independent and require a company's board of directors to make director independence determinations in all other circumstances. The Company's Board has also adopted Director Independence Standards to assist the Board in making independence determinations. These Director Independence Standards are available on the Company's website (www.pinnaclewest.com).

Based on the Board's review, the Board has determined that one of the Company's directors is not independent and that all of the other directors are independent. The independent directors are Messrs. Fox, Gallagher, Lopez, Nordstrom, and Wagener, Drs. Cortese, Herberger and Klein, and Mses. Clark-Johnson and Munro. Mr. Brandt is not independent under the NYSE rules or the Director Independence Standards because of his employment with the Company. Mr. Basha passed away in March 2013. He was independent while he was a member of the Board.

In accordance with the NYSE rules and the Director Independence Standards, the Board undertakes an annual review to determine which of its directors are independent. The review generally takes place in the first quarter of each year; however, directors are required to notify the Company of any changes that occur throughout the year that may impact their independence.

In considering the independence of Mr. Gallagher, the Board considered that the law firm of Gallagher & Kennedy, P.A. ("Gallagher & Kennedy"), where Mr. Gallagher is Chairman Emeritus, provided legal services to the Company in 2013 and is expected to provide legal services to the Company in 2014. However, since: (a) the amounts paid to Gallagher & Kennedy were less than the dollar thresholds set forth in the NYSE rules and the Director Independence Standards, and were less than one percent of the Company's and Gallagher & Kennedy's revenues for fiscal year 2013; (b) Mr. Gallagher does not furnish legal services to the Company; and (c) he has advised the Company that he receives no compensation or benefits from Gallagher & Kennedy as a result of the firm providing legal services to the Company, the Board determined that Mr. Gallagher was independent.

 PINNACLE WEST CAPITAL CORPORATION          9

Ms. Clark-Johnson is an employee of Arizona State University ("ASU") in her capacity as the Executive Director of the Morrison Institute for Public Policy. Dr. Cortese is also an employee of ASU in his capacity as the Director of the ASU Health Care Delivery and Policy Program and a Foundation Professor in the Department of Biomedical Informatics, Ira A. Fulton School of Engineering and in the School of Health Management and Policy, W.P. Carey School of Business. ASU is considered a part of the reporting entity for the State of Arizona (the "State") for financial reporting purposes and, as such, the State is the entity considered in applying the independence tests. In considering the independence of Ms. Clark-Johnson and Dr. Cortese, the Board considered the fact that transactions between the State and the Company and its affiliates consist of providing electric service, utility-related construction, building leases, and the payment of various State fees, taxes, memberships, licenses, sponsorships and donations. The Board determined that these matters do not impact Ms. Clark-Johnson's or Dr. Cortese's independence since amounts paid to or received from the State are less than the dollar thresholds set forth in the NYSE rules and the Director Independence Standards. In addition, neither of these directors benefits financially, directly or indirectly, from ASU's business relationships with the Company, most of which consist of receiving electric service at regulated rates.

With respect to all of the directors, the Board considered that many of the directors and/or businesses of which they are officers, directors, shareholders, or employees are located in APS's service territory and purchase electricity from APS at regulated rates in the normal course of business. The Board considered these relationships in determining the directors' independence, but, because the rates and charges for electricity provided by APS are fixed by the ACC, and the directors satisfied the other independence criteria specified in the NYSE rules and the Director Independence Standards, the Board determined that these relationships did not impact the independence of any director. The Board also considered contributions to charitable and non-profit organizations where a director also serves as a director of such charity or organization. However, since no director is also an executive officer of such charitable or non-profit organization, the Board determined that these payments did not impact the independence of any director.

Board Meetings and Attendance

In 2013, our Board held seven meetings and none of our directors attended fewer than 75% of the Board meetings and any meetings of Board committees on which he or she served. Each director is expected to be present at the Annual Meeting. All of the Board members attended the 2013 Annual Meeting.

Board Committees

The Board has the following standing committees: Audit; Corporate Governance; Finance; Human Resources; and Nuclear and Operating. All of the charters of the Board's committees are publicly available on the Company's website (www.pinnaclewest.com). All of our committees are comprised of independent directors who meet the independence requirements of the NYSE rules, SEC rules, and the Director Independence Standards, including any specific committee independence requirements.

Audit Committee

The Audit Committee held seven meetings in 2013. Among other things, the Audit Committee:

•
oversees the integrity of the Company's financial statements;

•
appoints the independent accountants and is responsible for their qualifications,

   10          PINNACLE WEST CAPITAL CORPORATION

  independence, performance, and compensation;

•
reviews the performance of the Company's internal audit function; and

•
monitors the Company's compliance with legal and regulatory requirements.

The Board has determined that each member of the Audit Committee meets the NYSE experience requirements and that Mr. Nordstrom, the Chair of the Audit Committee, is an "audit committee financial expert" under applicable SEC rules.

Corporate Governance Committee

The Corporate Governance Committee held five meetings in 2013. Among other things, the Corporate Governance Committee:

•
reviews and assesses the Corporate Governance Guidelines;

•
develops and recommends to the full Board criteria for selecting new directors;

•
identifies and evaluates individuals qualified to become members of the Board, consistent with the criteria for selecting new directors;

•
recommends director nominees to the Board;

•
recommends to the Board who should serve on each of the Board's committees; and

•
reviews the results of the Annual Meeting shareholder votes.

The Corporate Governance Guidelines are available on the Company's website (www.pinnaclewest.com).

Finance Committee

The Finance Committee held four meetings in 2013. Among other things, the Finance Committee:

•
reviews the Company's historical and projected financial performance and the Company's financing plan and recommends approval of credit facilities and the issuance of long-term debt, common equity and preferred securities;

•
reviews and recommends approval of the Company's annual capital budget and reviews the annual operations and maintenance budget;

•
reviews and recommends approval of short-term investments and borrowing policies; and

•
reviews and recommends to the Board the Company's dividend actions.

Human Resources Committee

The Human Resources Committee held four meetings in 2013. Among other things, the Human Resources Committee:

•
reviews management's programs for the attraction, retention, and development of the Company's human resources;

•
recommends to the full Board persons for election as officers;

•
annually reviews the goals and performance of the officers of the Company and APS;

•
approves corporate goals and objectives relevant to the compensation of the Company's CEO, assesses the CEO's performance in light of these goals and objectives, and sets the CEO's compensation based on this assessment;

•
makes recommendations to the Board with respect to non-CEO executive compensation and director compensation; and

•
acts as the "committee" under the Company's long-term incentive plans.

Under the Human Resources Committee's charter, the Human Resources Committee may delegate authority to subcommittees, but did not do so in 2013. Additional information on the processes and procedures of the Human Resources Committee is provided under the heading "Compensation Discussion and Analysis ("CD&A")."

 PINNACLE WEST CAPITAL CORPORATION          11

Nuclear and Operating Committee

The Nuclear and Operating Committee held four meetings in 2013. Among other things, the Nuclear and Operating Committee:

•
receives regular reports from management and monitors the overall performance of Palo Verde;

•
reviews the results of major Palo Verde inspections and evaluations by external oversight groups, such as INPO and the Nuclear Regulatory Commission ("NRC");

•
reviews and monitors the power plant operations, energy transmission and delivery, and customer service functions of the Company; and

•
reviews and monitors the Company's compliance with environmental, health and safety policies.

In addition, the Nuclear and Operating Committee receives regular reports from the Offsite Safety Review Committee (the "OSRC"). The OSRC provides independent assessments of the safe and reliable operations of Palo Verde. Pursuant to Palo Verde's operating licenses, the OSRC focuses its assessment on operations, engineering, maintenance, safety, security and other support functions. The OSRC is comprised of non-employee individuals with senior management experience in the nuclear industry and the Palo Verde Director of Nuclear Assurance, and it meets periodically throughout the year.

The Board's Leadership Structure

Lead Director.    Kathryn L. Munro serves as the Company's Lead Director and chairs the Corporate Governance Committee. The Lead Director performs the following functions:

•
serves as a liaison between the Chairman of the Board (the "Chairman") and the independent directors;

•
advises the Chairman as to an appropriate schedule of Board meetings, reviews and provides the Chairman with input regarding agendas for the Board meetings and, as appropriate or as requested, reviews and provides the Chairman with input regarding information sent to the Board;

•
presides at all meetings at which the Chairman is not present, including executive sessions of the independent directors, which executive sessions are regularly scheduled as part of each Board meeting;

•
calls meetings of the independent directors when necessary and appropriate;

•
oversees the Board and Board committee self-assessment process;

•
is available for consultation and direct communication with the Company's shareholders and other interested parties;

•
performs such other duties as the Board may from time to time delegate; and

•
reviews the results of the Annual Meeting shareholder votes.

Chairman and CEO Positions.    The Chairman is Donald E. Brandt, the Company's President and CEO. The Board believes that combining the roles of the CEO and Chairman enhances the Board's ability to communicate clearly and effectively with management, and that an independent Board Chairman would create an additional level of hierarchy that would only duplicate the activities already being vigorously carried out by its Lead Director.

The Board's Role in Risk Oversight

The ultimate responsibility for the management of the Company's risks rests with the Company's senior management team. The Board's oversight of the Company's risk management function is designed to provide assurance that the Company's risk management processes are well adapted to and consistent with the Company's business and strategy, and are functioning as intended. The Board focuses on fostering a culture of risk awareness and

   12          PINNACLE WEST CAPITAL CORPORATION

risk-adjusted decision-making and ensuring that an appropriate "tone at the top" is established. The Board regularly discusses and updates a listing of areas of risk and a suggested allocation of responsibility for such risks among the Board committees. The charter for each of our committees requires each committee to periodically review risks in their respective areas. Each committee:

•
receives periodic presentations from management about its assigned risk areas;

•
considers the effectiveness of the risk identification and mitigation measures being employed; and

•
discusses their risk reviews with the full Board at least annually.

Consistent with the requirements of the NYSE's corporate governance standards, the Audit Committee periodically reviews the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also reviews the comprehensiveness of the Board's risk oversight and the Company's risk assessment process, and plays a coordinating role designed to ensure that no gaps exist in the coverage by the Board committees of risk areas. In recommending the composition of the Board's committees and the selection of committee Chairs, the Corporate Governance Committee takes into account the effective functioning of the risk oversight role of each Board committee and the risk areas assigned to it.

The Executive Risk Committee is comprised of senior level officers of the Company and is chaired by the Chief Financial Officer. Among other responsibilities, this Committee is responsible for ensuring that the Board receives timely information concerning the Company's material risks and risk management processes. The Executive Risk Committee annually provides the Board with a list of the Company's top risks. The internal enterprise risk management group reports to the Vice President, Controller and Chief Accounting Officer, who reports to the Executive Vice President and Chief Financial Officer of APS. The internal risk management group is responsible for (1) implementing a consistent risk management framework and reporting process across APS, and (2) ensuring that the Executive Risk Committee is informed of those processes and regularly apprised of existing material risks and the emergence of additional material risks.

Director Qualifications; Selection of Nominees for the Board

Director Qualifications.    The Bylaws and the Corporate Governance Guidelines contain Board membership criteria that apply to nominees recommended for a position on the Board. Under the Bylaws, a director must be a shareholder of the Company. In determining whether an individual should be considered for Board membership, the Corporate Governance Committee considers the following qualities, among others: integrity; knowledge, including regulatory and political knowledge, and nuclear expertise at the strategic level; judgment; understanding of the Company's business environment; and the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented, including large organizational leadership, public company experience and risk oversight skills. The Corporate Governance Committee considers diversity in its selection of nominees utilizing a broad meaning to include not only factors such as race and gender, but also background, experience, skills, accomplishments, financial expertise, and professional interests. The Corporate Governance Committee also considers the amount of time that a person will likely have to devote to his or her duties as a director, including responsibilities as an executive

 PINNACLE WEST CAPITAL CORPORATION          13

officer, board member or trustee of businesses and charitable institutions.

Selection of Nominees for the Board.    The Corporate Governance Committee uses a variety of methods to identify and evaluate nominees for a director position. The Corporate Governance Committee regularly assesses the appropriate size of the Board, whether any vacancies on the Board are expected due to retirement or otherwise, and whether the Board reflects the appropriate balance of knowledge, skills, expertise, and diversity required for the Board as a whole. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance Committee may consider various potential candidates. Candidates may be considered at any point during the year and come to the attention of the Corporate Governance Committee through current Board members, professional search firms or shareholders, and the Corporate Governance Committee evaluates all nominees from these sources against the same criteria. Any shareholder nominations proposed for consideration by the Corporate Governance Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Pinnacle West Capital Corporation
400 North Fifth Street, Mail Station 8602
Phoenix, Arizona 85004

Any shareholder who wishes to submit a nomination for a director to the Board must deliver that nomination to our Corporate Secretary by November 24, 2014 and comply with the information requirements in the Company's Bylaws.

The Corporate Governance Committee recommended Messrs. Fox and Wagener for Board membership. Messrs. Fox and Wagener were elected as directors on February 19, 2014. Their candidacies were initially identified by a non-management director and Mr. Brandt, respectively.

Director Resignation Due to Substantial Change in Their Primary Business Position

Under the Company's Corporate Governance Guidelines, upon a substantial change in a director's primary business position from the position the director held when originally elected to the Board, a director is required to apprise the Corporate Governance Committee and to offer his or her resignation for consideration to the Corporate Governance Committee. The Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the tendered resignation.

Communication with the Board

Shareholders and other parties interested in communicating with the Board may do so by writing to the Corporate Secretary, Pinnacle West Capital Corporation, 400 North Fifth Street, Mail Station 8602, Phoenix, Arizona 85004, indicating who should receive the communication, for example, the Lead Director or the independent directors. The Corporate Secretary will transmit communications not otherwise specifically addressed and that raise substantial issues to the Lead Director and to the Chair of the Board Committee most closely associated with the matter. The Corporate Secretary has discretion to exclude communications that are commercial advertisements or other forms of solicitations, service or billing complaints and complaints related to individual employment-related actions.

Codes of Ethics and Strategic Framework

To ensure the highest levels of business ethics, the Board has adopted the Code of Ethics and Business Practices, which applies to all employees, officers and directors, and the Code of Ethics for Financial Executives, both of which are described below:

   14          PINNACLE WEST CAPITAL CORPORATION

Code of Ethics and Business Practices (the "Code of Ethics").    Employees, directors and officers receive the Code of Ethics when they join the Company or APS, as well as any subsequent updates. The Code of Ethics helps ensure that employees, directors and officers of the Company and APS act with integrity and avoid any real or perceived violation of the Company's policies and applicable laws and regulations.

Code of Ethics for Financial Executives.    The Company has adopted a Code of Ethics for Financial Executives, which is designed to promote honest and ethical conduct and compliance with applicable laws and regulations, particularly as related to the maintenance of financial records, the preparation of financial statements, and proper public disclosure. "Financial Executive" means the Company's CEO, Chief Financial Officer, Chief Accounting Officer, Controller, Treasurer, General Counsel, the President and Chief Operating Officer of APS, and other persons designated from time to time as a Financial Executive subject to this policy by the Chair of the Audit Committee.

The Company provides periodic online training and examination covering the principles in the Code of Ethics. This training includes extensive discussion of the Company's values, an explanation of Company ethical standards, application of ethical standards in typical workplace scenarios, assessment questions to measure understanding and an agreement to abide by the Code of Ethics. All employees of the Company and APS and all of our directors complete the training.

Both codes are available on the Company's website (www.pinnaclewest.com).

The Company's Strategic Framework.    APS has adopted a strategic framework that defines its vision, mission, areas of focus, and values. APS's vision is to create a sustainable energy future for Arizona. APS's mission is to safely and efficiently generate and deliver reliable electric power and related services to its customers. The areas of focus are employees, operational excellence, environmental stewardship, customers and communities, and shareholder value. The framework affirms our corporate values of safety, integrity and trust, respect, and accountability. Here is our Strategic Framework:

 PINNACLE WEST CAPITAL CORPORATION          15

P R O P O S A L    1  —  E L E C T I O N    O F    D I R  E C T O R S

The eleven nominees for election as directors are set forth below, where we provide a description of their occupation, business background and other directorships, as well as a discussion of the specific skills that the Board believes qualifies each of our nominees to serve as a director. All nominees will be elected for a one-year term that will expire at the 2015 Annual Meeting. The directors' ages are as of February 21, 2014. All of our directors also serve as directors of APS.

Donald E. Brandt, age 59, has been a director since 2009. Mr. Brandt is Chairman of the Board, President and CEO of the Company and APS. He has been Chairman of the Board and CEO of the Company since April 2009 and President of the Company since March 2008. He has been President of APS since May 2013, Chairman of the Board of APS since April 2009, and CEO of APS since March 2008. Mr. Brandt also served as President of APS from December 2006 to January 2009. Mr. Brandt has also served as an officer of the Company in the following additional capacities: March 2008 to April 2009 as Chief Operating Officer; September 2003 to March 2008 as Executive Vice President; December 2002 to September 2003 as Senior Vice President; and from December 2002 to March 2008 as Chief Financial Officer.

As Chairman of the Board, President and CEO of the Company and APS, and with nearly three decades of experience in the utility industry, Mr. Brandt has a broad understanding of the factors affecting the Company's business. Mr. Brandt currently serves on the boards of INPO, the Nuclear Energy Institute ("NEI"), the Edison Electric Institute, and Nuclear Electric Insurance Limited ("NEIL"), all major industry organizations that provide insights into operational, financial and policy matters of great importance to the Company.

Susan Clark-Johnson, age 67, has been a director since 2008. Ms. Clark-Johnson is Executive Director of the Morrison Institute for Public Policy, ASU. She has held this position since May 2008. Ms. Clark-Johnson was President of Gannett Newspaper Division, Gannett Co., Inc. (newspaper publishing) from September 2005 until her retirement in May 2008. Ms. Clark-Johnson was Chairman and Chief Executive Officer of Phoenix Newspapers, Inc., from August 2000 to September 2005. Ms. Clark-Johnson is also a director of Chyron Corporation. Ms. Clark-Johnson serves on the Company's Corporate Governance and Nuclear and Operating Committees.

Ms. Clark-Johnson brings to the Company a breadth of operational and managerial experience from running a major division of a Fortune 500 company. Also, as the former Publisher of the Arizona Republic newspaper, Ms. Clark-Johnson has a keen understanding of Arizona's political, economic and cultural spheres.

Denis A. Cortese, M.D., age 69, has been a director since 2010. Dr. Cortese is the Director of the ASU Health Care Delivery and Policy Program and a Foundation Professor in the Department of Biomedical Informatics, Ira A. Fulton School of Engineering and in the School of Health Management and Policy, W.P. Carey School of Business. He has held these positions since February 2010. Dr. Cortese has been Emeritus President and Chief Executive Officer, Mayo Clinic (medical clinic and hospital services) since November 2009 and was President and Chief Executive Officer of Mayo Clinic from March 2003 until his retirement in November 2009. Dr. Cortese is also a director of Cerner Corporation. Dr. Cortese serves on the Company's Audit,

   16          PINNACLE WEST CAPITAL CORPORATION

Human Resources and Nuclear and Operating Committees.

As former President and Chief Executive Officer of the Mayo Clinic, Dr. Cortese has extensive experience in leading complex organizations with multiple constituencies and has led an organization that delivers strong and efficient customer service, which parallels the Company's strategies. Further, his background in public policy development, science and technology brings valuable perspectives to issues that face the Company.

Richard P. Fox, age 66, has been a director since February 2014. Mr. Fox has served as a consultant and independent board member since 2001 for companies in various industries. Mr. Fox previously held executive, operational and financial positions at CyberSafe Corporation ("CyberSafe"), Wall Data, Incorporated ("Wall Data") and PACCAR, Inc., and is a former Managing Partner of Ernst & Young's Seattle office. Mr. Fox is also a director of Acxiom Corporation and Pendrell Corporation. Within the past five years, Mr. Fox has served as a director of FLOW International Corporation and Orbitz Worldwide. Mr. Fox serves on the Company's Audit and Finance Committees.

As a former Managing Partner of Ernst & Young and as former Chief Financial Officer of Wall Data and President and Chief Operating Officer of CyberSafe, Mr. Fox has a deep understanding of financial and accounting matters. Mr. Fox has also served on the boards of several companies over his career, including five public companies. His extensive board experience, including service on various audit committees and finance committees, including chairmanships, will add to the Board's depth and capabilities.

Michael L. Gallagher, age 69, has been a director since 1999. Mr. Gallagher is Chairman Emeritus of Gallagher & Kennedy in Phoenix, Arizona (an Arizona-based law firm). He has held this position since 2001. Mr. Gallagher served as President of Gallagher & Kennedy from 1978 through 2000. Mr. Gallagher is a director of AMERCO, the parent company of U-Haul International, Inc., and chairs its Independent Governance Committee. He is also a Trustee of the Peter Kiewit Foundation. Mr. Gallagher chairs the Company's Nuclear and Operating Committee and serves on the Corporate Governance Committee.

Mr. Gallagher has represented a broad and diverse spectrum of corporate clients. Mr. Gallagher provides guidance and judgment gained through advising senior management and boards of directors on the varied issues regularly considered by the Board. His knowledge and experience from participating on the boards of other publicly-traded and private companies provides valuable perspective to the Company, and his extensive experience addressing corporate governance matters makes him a good fit for our Corporate Governance Committee.

Roy A. Herberger, Jr., Ph.D., age 71, has been a director since 1992. Dr. Herberger is President Emeritus of the Thunderbird School of Global Management (graduate management school) ("Thunderbird"). He has held this position since November 2004. Dr. Herberger was President of Thunderbird from 1989 until August 2004. Dr. Herberger is also a director of the Apollo Education Group, Inc. ("Apollo Group") and a Trustee for the Mayo Clinic. Within the past five years, he was also a director of ECO2 Plastics, Inc. Dr. Herberger chairs the Company's Human Resources Committee and serves on the Corporate Governance and Finance Committees.

Dr. Herberger has both management experience and a strong understanding of business and economic trends. He also has extensive corporate board service, which aids in his contributions to the Company's Board. Dr. Herberger's service as the Lead

 PINNACLE WEST CAPITAL CORPORATION          17

Director and Chair of the Compensation Committee of the Apollo Group, a Fortune 500 company, and his service as a Trustee for Mayo Clinic, contribute to the strength of the Company's governance and human resources processes.

Dale E. Klein, Ph.D., age 66, has been a director since 2010. Dr. Klein served as Chairman of the U.S. Nuclear Regulatory Commission from July 2006 to May 2009, and thereafter continued as a Commissioner until March 2010. He was Assistant to the Secretary of Defense for Nuclear, Chemical and Biological Defense Programs from November 2001 to July 2006. Dr. Klein is a Professor of Mechanical Engineering and Associate Director of the Energy Institute at the University of Texas at Austin and has held these positions since April 2010. Dr. Klein is also Associate Vice Chancellor for Research at the University of Texas System and he has held this position since January 2011. He is also a director of Southern Company. He serves on the Company's Audit and Nuclear and Operating Committees.

Dr. Klein brings expertise in all aspects of nuclear energy regulation, operation, technology and safety. His broad national and international experience in all aspects of nuclear energy and government brings value to the Board, not only from the perspective of our operations at Palo Verde, but also as the Company and APS look at new opportunities in our evolving utility business.

Humberto S. Lopez, age 68, has been a director since 1995. Mr. Lopez is President of HSL Properties, Inc. (real estate development and investment), in Tucson, Arizona. He has held this position since 1975. Mr. Lopez chairs the Company's Finance Committee and serves on the Company's Audit and Human Resources Committees.

In addition to management and business knowledge, Mr. Lopez brings extensive investment and real estate development expertise to the Company. His understanding of real estate and associated markets has proven a valuable asset to the Company because of the importance of those markets in Arizona. Mr. Lopez is also familiar with the State's historic economic cycles, which helps the Company plan for future growth and energy needs.

Kathryn L. Munro, age 65, has been a director since 2000. Ms. Munro is a principal of BridgeWest, LLC (an investment company). She has held this position since July 2003. Ms. Munro was Chairman of BridgeWest, LLC from February 1999 until July 2003. From 1996 to 1998, Ms. Munro served as Chief Executive Officer of Bank of America's ("BofA") Southwest Banking Group and was President of BofA Arizona from 1994 to 1996. Prior to that, Ms. Munro held a variety of senior positions during her 20-year career with BofA. Ms. Munro is also a director of Knight Transportation, Inc. ("Knight") and Premera Blue Cross. Within the past five years, Ms. Munro was a director of FLOW International Corporation. Ms. Munro is the Company's Lead Director and, as such, chairs the Corporate Governance Committee. She also serves on the Finance and Human Resources Committees.

As principal of an investment company, and as former Chief Executive Officer of BofA's Southwest Banking Group and President of BofA Arizona, Ms. Munro brings business acumen and financial knowledge to the Company. Her experience with the cycles in Arizona's economy assists a growing infrastructure company like Pinnacle West in accessing capital and meeting its financing needs. Ms. Munro is also an experienced director, currently serving on the boards of Knight and Premera Blue Cross.

Bruce J. Nordstrom, age 64, has been a director since 2000. Mr. Nordstrom is President of and a certified public accountant at the firm of Nordstrom & Associates, P.C., in Flagstaff, Arizona. He

   18          PINNACLE WEST CAPITAL CORPORATION

has held this position since 1988. Mr. Nordstrom chairs the Company's Audit Committee and serves on the Corporate Governance and Finance Committees.

As the president of an accounting firm, Mr. Nordstrom has an extensive accounting, auditing and financial skill set. Additionally, he provides familiarity with principles of risk management and oversight, and the perspectives of customers in the Northern Arizona service territory of APS.

David P. Wagener, age 59, has been a director since February 2014. Mr. Wagener is the Managing Partner of Wagener Capital Management, an investment and advisory firm serving utility and private equity companies. He has held this position since June 1995. Mr. Wagener previously held executive positions at Salomon Brothers and Goldman Sachs & Co. Within the past five years, Mr. Wagener served as director of Ormat Technologies. Mr. Wagener served as a director of SunCor Development Company from January 2011 to March 2013. Mr. Wagener serves on the Company's Finance and Nuclear and Operating Committees.

Mr. Wagener brings to the Board over 30 years of experience in the power/energy industry, project finance and investment banking expertise, and knowledge of utility regulation. His participation will bring value to the Company and the Board as we address structural and business challenges facing the utility industry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINATED SLATE OF DIRECTORS

 PINNACLE WEST CAPITAL CORPORATION          19

O W N E R S H I P    O F    P I N N A C L E    W E S T     S T O C K

The following table shows the amount of Pinnacle West common stock owned by the Company's directors, the Named Executive Officers, our directors and executive officers as a group, and those persons who beneficially own more than 5% of the Company's common stock. Unless otherwise indicated, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned.

The address of each of the listed shareholders not otherwise set forth below is P.O. Box 53999, Mail Station 8602, Phoenix, Arizona 85072-3999. Unless otherwise indicated, all information is as of March 14, 2014, the record date for the Annual Meeting.

Name	Number of Shares Beneficially Owned[1] (#)	Percent of Class (%)

Directors:
Donald E. Brandt	138,001	*
Susan Clark-Johnson	11,239	*
Denis A. Cortese, M.D.	9,596	*
Richard P. Fox	996	*
Michael L. Gallagher	26,336	*
Roy A. Herberger, Jr., Ph.D.	29,355	*
Dale E. Klein, Ph.D.	7,737	*
Humberto S. Lopez	55,553	*
Kathryn L. Munro	27,717	*
Bruce J. Nordstrom	28,511	*
David P. Wagener	2,102	*
Other Named Executive Officers:
Randall K. Edington	46,221	*
David P. Falck	44,876	*
James R. Hatfield	46,243	*
Mark A. Schiavoni	25,308	*
All Directors and Executive Officers as a Group (23 Persons):	575,830	*
5% Beneficial Owners:[2]
BlackRock, Inc. and certain related entities[3] 40 East 52nd Street New York, NY 10022	9,068,525	8.2%
Franklin Resources, Inc. and certain related entities[4] One Franklin Parkway San Mateo, CA 94403-1906	7,007,730	6.4%
State Street Corporation and certain related entities[5] One Lincoln Street Boston, MA 02111	5,646,598	5.1%
The Vanguard Group Inc.[6] 100 Vanguard Boulevard Malvern, PA 19355	8,033,407	7.3%

*
Represents less than 1% of the outstanding common stock.

   20          PINNACLE WEST CAPITAL CORPORATION

1
Includes vested Supplemental RSUs (as defined later in the CD&A) for the Named Executive Officers; vested RSUs payable in stock for the directors; and associated dividends payable in stock; as follows: Mr. Brandt — 18,383; Mr. Edington — 10,211; Mr. Falck — 5,108; Mr. Hatfield — 5,108; Mr. Schiavoni — 5,108; Mr. Gallagher — 3,970; Dr. Herberger — 3,970; Dr. Klein — 7,637; and Ms. Munro — 5,312. The following shares are held jointly: Dr. Herberger — 25,385; Dr. Klein — 100; and Mr. Nordstrom — 27,011. The following shares are held in joint trusts: Dr. Cortese — 9,596; Mr. Edington — 26,263; Mr. Gallagher — 22,366; Mr. Hatfield — 31,135; Mr. Lopez — 55,553; Ms. Munro — 20,981; and Mr. Wagener — 2,102.

2
The Company makes no representations as to the accuracy or completeness of the information in the filings reported in footnotes 3-6.

3
BlackRock, Inc. Schedule 13G/A filing, dated January 17, 2014, a parent holding company and certain affiliates, reports beneficial ownership of 9,068,525 shares, with sole voting power as to 8,063,801 shares and sole dispositive power as to 9,068,525 shares.

4
Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. Schedule 13G/A filing, dated January 30, 2014, reports beneficial ownership collectively of 7,007,730 shares, with sole voting power as to 6,906,730 shares and sole dispositive power as to 7,006,730 shares in Franklin Advisers, Inc., and sole voting power and sole dispositive power as to 1,000 shares in Fiduciary Trust Company International.

5
State Street Corporation Schedule 13G filing, dated February 3, 2014, a parent holding company and certain affiliates, reports beneficial ownership of 5,646,598 shares, with shared voting and dispositive power. The Company maintains normal commercial relationships with State Street Corporation and its subsidiaries. The Company does not consider these relationships to be material.

6
The Vanguard Group, Inc. Schedule 13G/A, dated February 6, 2014, reports beneficial ownership of 8,033,407 shares with sole voting power as to 234,016 shares, and shared dispositive power as to 167,816 shares, and sole dispositive power as to 7,865,591 shares, Vanguard Fiduciary Trust Company as beneficial owner of 139,816 shares, and Vanguard Investments Australia, Ltd., as beneficial owner of 122,200 shares.

S E C T I O N 1 6 (a) B E N E F I C I A L O W N E R S H I P R E P O R T I N G C O M P L I A N C E

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock to file reports of ownership and changes of ownership with the SEC. Based solely on the Company's review of these reports, the Company believes that its directors, executive officers, and greater than 10% beneficial owners complied with their respective Section 16(a) reporting requirements for fiscal year 2013 on a timely basis.

 PINNACLE WEST CAPITAL CORPORATION          21

R E L A T E D    P A R T Y    T R A N S A C T I O N S

The Corporate Governance Committee is responsible for reviewing and approving all transactions with any related party, which consists of any of our directors, director nominees, executive officers, shareholders owning more than 5% of the Company's common stock and, with respect to each of them, their immediate family members and certain entities in which they are an officer or a shareholder, partner, member or other participant who, directly or indirectly, has a substantial ownership interest in or otherwise substantially controls or shares control of such entity (a "Related Party"). This obligation is set forth in writing in our Statement of Policy Regarding Related Party Transactions (the "Policy").

To identify Related Party Transactions, as defined in the Policy, each year the Company requires our directors and officers to complete director and officer questionnaires identifying any transactions with the Company in which a Related Party has an interest. We review Related Party Transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual's private interest interferes, or appears to interfere, in any way with our interests. The Code of Ethics requires all directors, officers, and employees who may have a potential or apparent conflict of interest to notify the Company's management. In addition, the Policy specifically provides that any Related Party Transaction must be approved or ratified by the Corporate Governance Committee. A "Related Party Transaction" is any transaction or a series of similar transactions in which the Company or any of its subsidiaries is or was a participant, where the amount involved exceeds $120,000 in the aggregate, and in which any Related Party has a direct or indirect material interest, other than:

•
transactions in which rates or charges are fixed in conformity with law or governmental authority (such as APS rates approved by the ACC);
•
transactions in which the rates or charges are determined by competitive bid; or
•
the payment of compensation by the Company to the executive officers, directors, or nominees for directors.

Based on the Policy, SEC rules, and our review, we had no Related Party Transactions in 2013.

R E P O R T O F T H E H U M A N R E S O U R C E S C O M M I T T E E

The Human Resources Committee submitted the following report:

The Human Resources Committee is composed of four non-employee directors, each of whom is independent as defined by NYSE rules and the Company's Director Independence Standards.

In accordance with SEC rules, the Human Resources Committee discussed and reviewed the Compensation Discussion and Analysis with management and, based on those discussions and review, the Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

HUMAN RESOURCES COMMITTEE CHAIR	HUMAN RESOURCES COMMITTEE MEMBERS
Roy A. Herberger, Jr., Ph.D.	Denis A. Cortese, M.D. Humberto S. Lopez Kathryn L. Munro

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E X E C U T I V E    C O M P E N S A T I O N

Compensation Discussion and Analysis ("CD&A")

Executive Summary

Our Philosophy and Objectives.    Our compensation program is designed to be straightforward with a clear emphasis on putting pay at risk and retaining key executives. Our executive compensation philosophy incorporates the following core principles and objectives:

•
Alignment with Shareholder Interests.  We structure our annual cash and long-term equity incentive compensation to put pay at risk and reward performance. Payouts under these plans are tied predominantly to the Company's total return to shareholders, stock price, earnings, and the achievement of measurable and sustainable business and individual goals, so that executives' interests are tied to the success of the Company and are aligned with those of our shareholders.
•
Key Management Retention.  We structure our program to provide compensation at levels necessary to attract, engage and retain an experienced management team who have the skill sets to succeed in our complex operating and regulatory environment, including operating the nation's largest nuclear power station, and to provide consistently strong operating and financial results.

Our Compensation Components.    At the 2013 Annual Meeting, our shareholders overwhelmingly approved the compensation of our executive officers. As a result, while the Human Resources Committee (for purposes of this CD&A, the "Committee") reviewed and discussed developments in executive compensation practices, only minor modifications were made in the area of vesting provisions for our equity awards in 2013. The key elements of our program are:

•
base salary — base salary is fixed with reference to competitive market components and our need to attract talent and retain key management;
•
annual cash incentive — the cash incentive plans are 100% pay at risk tied directly to earnings and business and individual performance;
•
three-year long-term equity grants of performance shares (55% of the equity grant) — payout is 100% pay at risk tied to TSR and business performance;
•
four-year long-term equity grants of RSUs (45% of the equity grant) — RSUs encourage retention and are considered by the Company to be pay at risk because the value rises and falls with the Company's stock price;
•
benefits — we offer customary benefits and limited perquisites; and
•
stock ownership guidelines and prohibitions on the pledging and hedging of Company common stock.

Overview of 2013 Company Performance.    Pinnacle West is a holding company that derives essentially all of its revenues and earnings from our wholly-owned subsidiary, APS, a vertically-integrated electric utility. Our 2013 accomplishments included:

•
the Company's stock price increased 3.8% and set a new all-time high;
•
the Company increased the common dividend by 4% for the second straight year;
•
the Company achieved its safest year on record, placing us in the top decile within the industry;

 PINNACLE WEST CAPITAL CORPORATION          23

•
the ACC acknowledged net metering shifts costs between customers and implemented a new charge to lessen the non-solar customer impact;
•
the ACC closed the docket examining whether electric deregulation should be implemented in Arizona, protecting most APS customers from negative rate and reliability impacts;
•
APS ranked in the top decile nationally among large investor-owned utilities in the 2013 J.D. Power customer survey results;
•
Palo Verde had a capacity factor of 91.1%;
•
during its 2013 evaluation, INPO determined that Palo Verde had achieved excellence in nuclear power plant operations; and
•
TSR was 8.01%, 19.13%, 45.13% and 111.16% for 1, 2, 3 and 5-year periods, respectively. Compared to our Peer Group (but excluding NV Energy, Inc. and Progress Energy, Inc., which were acquired by merger during the year), our TSR ranked 11th highest for 1-year, 8th highest for 2- and 3-year, and 5th highest for the 5-year periods.

Setting Executive Compensation

The Human Resources Committee.    The Committee monitors executive officer compensation throughout the year and undertakes a thorough analysis of our executive officer compensation each Fall. This review includes consideration of competitive positions relative to specified labor markets, the mix of elements of compensation, performance requirements, the degree of pay that is at risk with respect to performance, and a consideration of individual officer evaluations. From December through February, the Committee then makes adjustments to executive officer compensation, including salary and cash and non-cash incentives.

Role of Executive Officers in Determining Executive Compensation.    The Committee makes all compensation decisions relating to our CEO's compensation, makes awards under the 2012 Long-Term Incentive Plan (the "2012 Plan"), and determines the awards under the 2013 Incentive Plans, as defined later in this CD&A. The Committee recommends other executive officer compensation decisions, which are approved by the Board for Pinnacle West officers and the Board of Directors of APS for APS officers. Management works with the Committee in establishing the agenda for Committee meetings and in preparing meeting information. Management conducts evaluations and provides information on the performance of the executive officers for the Committee's consideration and provides such other information as the Committee may request. Management also assists the Committee in recommending: salary levels; annual incentive plan structure and design, including earnings and business unit performance targets or other goals; long-term incentive plan structure and design, including award levels; and the type, structure, and amount of other awards. The executive officers are available to the Committee's compensation consultant to provide information as requested by the consultant. At the request of the Chair of the Committee, the CEO or other officers may attend and participate in portions of the Committee's meetings.

Role of Compensation Consultants.    The Committee's charter gives the Committee the sole authority to retain and terminate any consulting firm used by the Committee in evaluating non-employee director and officer compensation. The Committee engaged Frederick W. Cook & Co. to assist the Committee in its evaluation of 2013 compensation for our executive officers (the "Consultant"). The Consultant does not provide any other services to the Company or its affiliates. The Committee has assessed the independence of

   24          PINNACLE WEST CAPITAL CORPORATION

the Consultant and has concluded that the Consultant is an independent consultant to the Committee as determined under the NYSE rules. The Committee instructed the Consultant to prepare a competitive analysis of the compensation of the executive officers of the Company and of APS, and to make recommendations for changes to the existing compensation program, if warranted.

Consultant's Report and Peer Group.    The Consultant reviewed our executive compensation practices and considered the extent to which these practices support our executive compensation objectives and philosophy. As part of this study, the Consultant performed competitive pay comparisons for our executive officers based on:

•
2011 compensation information as disclosed in 2012 SEC filings for the Peer Group, as defined later in this CD&A;
•
general industry data based on surveys published by Hewitt Associates, Inc. (averaging data for companies in the $2.5 — $5 billion revenue bracket and the $5 — $10 billion revenue bracket) and Towers Watson & Co. ("Towers Watson") (averaging data for companies in the $3 — $6 billion revenue bracket and the $6 — $10 billion revenue bracket); and
•
industry-specific survey data from the Towers Watson Energy Services Industry Survey (reflecting the average between companies in the $3 — $6 billion revenue bracket and companies with revenues greater than $6 billion).

From these sources, the Consultant developed a consensus in which the competitive industry comparison for Messrs. Brandt, Hatfield, Falck, Robinson, and Schiavoni reflects one-third proxy statement data, one-third Energy Services Industry Survey, and one-third general industry surveys. The competitive industry comparison for Mr. Schiavoni was to the position of a Chief Operating Officer reduced by 15% because Mr. Schiavoni's position is at an Executive Vice President level rather than at a Chief Operating Officer level, and his position does not include all the responsibilities of a Chief Operating Officer. However, for purposes of the Consultant's analysis, the position of Chief Operating Officer with the 15% adjustment was the most comparable to Mr. Schiavoni's position. Mr. Edington did not have a general industry survey match, so his competitive industry comparison reflects one-half proxy statement data and one-half Energy Services Industry Survey. Compensation levels were updated to July 2013 using a 3% annual growth factor that the Consultant indicated reflected projected executive-level market movement from major salary-planning surveys selected by the Consultant.

As part of the executive compensation review for 2013, the Committee reviewed the Peer Group for its continued appropriateness. As a result of such review, the Committee approved the use of the same Peer Group that was used in setting 2012 executive compensation. The Peer Group is broadly similar to the Company with respect to industry, complexity, and business lines, and positions the Company close to the median with respect to revenues (adjusted as explained below). The Peer Group consisted of the following predominantly rate-regulated utilities (the "Peer Group"):

Peer Group

&zwsp;	Alliant Energy	&zwsp;	Ameren Corporation	&zwsp;	DTE Energy Company	&zwsp;	Entergy Corporation	&zwsp;
	NextEra Energy		Northeast Utilities		NV Energy, Inc.		OGE Energy Corporation
&zwsp;	PPL Corporation	&zwsp;	Progress Energy, Inc.	&zwsp;	SCANA Corporation	&zwsp;	Southern Company	&zwsp;
	TECO Energy, Inc.		Wisconsin Energy Corporation		Xcel Energy, Inc.

 PINNACLE WEST CAPITAL CORPORATION          25

In determining both the composition of the Peer Group and the Company's relative position to that group, the number used for APS revenues was adjusted to take revenues attributable to managed assets, in addition to owned assets, into account. This adjustment was based on the following:

•
Palo Verde is the United States' largest nuclear generating facility, with a net generation rating of approximately 4,000 megawatts. APS owns 29.1% of Units 1 and 3 and owns or leases 29.1% of Unit 2; however, APS is responsible for the successful operation of 100% of the facility.
•
Four Corners is a 5-unit coal-fired plant located in New Mexico, with a net generation rating of approximately 2,100 megawatts. APS owns Units 1, 2 and 3 and 15% of Units 4 and 5 (effective December 2013, APS acquired an additional 48% interest in Units 4 and 5 and announced the closure of Units 1, 2, and 3, effective January 1, 2014, which will result in a net generation rating for the plant of 1,540 megawatts). However, similar to Palo Verde, APS is responsible for the successful operation of 100% of the facility.
•
While APS contracts with the other owners for reimbursement of costs attributable to them, APS is subject to additional business risks and operational requirements as the operator of 100% of the Palo Verde and the Four Corners plants, including plant-wide procurement activities, legal and regulatory compliance, and hiring and supervising the expanded workforce necessary to operate these facilities.

As a result, APS used a number of $5.2 billion compared to its reported revenues of $3.2 billion solely for determining its relative position in the Peer Group. The adjustment places APS near the median of the Peer Group for revenues. The Committee believes that the senior executives of the Company face challenges in the operation of Palo Verde that require skill sets similar to those that executives at a number of the Peer Group companies with nuclear operations also have, which reinforces the appropriateness of the inclusion of these companies for benchmarking purposes.

In providing information to the Committee with respect to setting 2013 compensation, the Consultant reviewed the total compensation of the Named Executive Officers and presented its analysis in October 2012. The Consultant also reviewed the individual elements of compensation, including the type of annual incentives and long-term incentives, and evaluated the competitiveness of the individual elements of compensation of each such officer based on the survey data discussed above.

In its analysis, the Consultant looked at competitive findings for base salary, base incentive, and long-term equity incentives to the Named Executive Officers as compared to the 25th, 50th and 75th percentile (compensation data was treated at the 25th, 50th or the 75th percentile if it was within +/- 10%). The conclusions of the report as to competitive

   26          PINNACLE WEST CAPITAL CORPORATION

pay comparisons of the Named Executive Officers for these three compensation elements are as follows:

	Officer	&zwsp;	Base Salary	&zwsp;	2011 Actual Annual Incentive as a Percentage of Base Salary	&zwsp;	Long-Term Incentive[1]	&zwsp;
	Mr. Brandt		above the 50th percentile but below the 75th percentile		above the 50th percentile but below the 75th percentile		above the 25th percentile but below the 50th percentile
&zwsp;	Mr. Hatfield	&zwsp;	above the 25th percentile but below the 50th percentile	&zwsp;	at the 25th percentile	&zwsp;	below the 25th percentile	&zwsp;
	Mr. Edington		above the 75th percentile		at the 50th percentile		below the 25th percentile
&zwsp;	Mr. Falck	&zwsp;	above the 50th percentile but below the 75th percentile	&zwsp;	above the 25th percentile but below the 50th percentile	&zwsp;	at the 50th percentile	&zwsp;
	Mr. Robinson		above the 50th percentile but below the 75th percentile		above the 50th percentile but below the 75th percentile		at the 50th percentile
&zwsp;	Mr. Schiavoni[2]	&zwsp;	below the 25th percentile	&zwsp;	at the 25th percentile	&zwsp;	below the 25th percentile	&zwsp;

1
Long-term incentive comparison excludes: (i) the one-time award of the supplemental grants of RSUs that were granted in February 2011 for performance prior to 2011 (the "Supplemental RSUs"), and which are discussed in footnote 5 to the Outstanding Equity Awards at Fiscal Year-End table and in footnote 1 to the Option Exercises and Stock Vested table; and (ii) the special performance-linked retention award of RSUs that was granted to Mr. Brandt in December 2012, after the Consultant's report was prepared (the "Retention Grant"). The Retention Grant is discussed in footnote 3 to the Outstanding Equity Awards at Fiscal Year-End table.

2
The report noted that Mr. Schiavoni had recently been promoted and his compensation had not been fully adjusted to reflect his new role.

Application of the Committee's Judgment.    The analysis in the Consultant's report and its recommendations regarding the competitiveness and structure of compensation are factors that the Committee takes into account in its evaluation of compensation for the Named Executive Officers. The Committee has determined that in order to meet its objectives, the Committee should, and does, take into consideration the competitive market survey data presented by the Consultant as an important reference point to assure the Committee of the reasonableness of the compensation levels and programs provided to executive management; however, actual compensation levels also take into account the individual executives and their responsibilities, skills, expertise, value added, and other external factors, such as the competitive marketplace for executive talent.

 PINNACLE WEST CAPITAL CORPORATION          27

In setting Mr. Edington's compensation and entering into his 2012 Supplemental Agreement, which is discussed later in the narrative disclosure to the Summary Compensation Table and the Grants of Plan-Based Awards table (the "2012 Supplemental Agreement"), the Committee took into account Mr. Edington's critical skills, nuclear expertise, the demand in the competitive marketplace for Chief Nuclear Officers, and his demonstrated performance to date in significantly improving the operating performance of Palo Verde.

Company, business unit, and individual officer performance, as well as compensation competitiveness, are the primary factors in determining the level of total direct compensation for the Named Executive Officers. While the Committee considers internal pay equity in making compensation decisions, we do not have a policy requiring any set levels of internal pay differentiation. Finally, the Committee evaluates other factors that it considers relevant, such as the financial condition of the Company and APS. The Company does not have a pre-established policy or target for allocation between cash and non-cash compensation or between short-term and long-term incentive compensation. The Committee does allocate between the two forms of equity grants as stated under the heading "Executive Summary" in this CD&A.

As noted above, at our 2013 Annual Meeting, the shareholders cast an advisory vote on our executive compensation. The vote was not binding upon the Company, our directors or the Committee. Of the shareholder votes cast, more than 93% were "FOR" the compensation of the executives as disclosed in our 2013 Proxy Statement, excluding abstentions. The Committee was cognizant of this result in its consideration of the key components, design, implementation and amounts of our compensation program.

Executive Compensation Components

The Company's executive compensation program consists of the following components:

In addition, the Company provides pension programs, a deferred compensation program, change of control arrangements and limited perquisites.

   28          PINNACLE WEST CAPITAL CORPORATION

The chart below indicates how each element of our 2013 executive compensation program was intended to achieve our compensation objectives of aligning the interests of executives and shareholders and attracting and retaining qualified, experienced executives.

	2013 Compensation Element	&zwsp;	Why We Pay It						Comments	&zwsp;
		&zwsp;	Alignment	&zwsp;	Pay at Risk	&zwsp;	Attract and Retain	&zwsp;		&zwsp;
	Base Salary						X		Salary is based on experience and responsibilities and is benchmarked to the Peer Group and market conditions to maintain salary at competitive levels.
&zwsp;	Annual Cash Incentive	&zwsp;	X	&zwsp;	X	&zwsp;	X	&zwsp;	Annual cash incentive is designed to reward achievement of annual performance objectives, which are designed to enhance shareholder value.	&zwsp;
Performance Shares	X	X	X	Performance shares reward achievement of long-term performance objectives — payout is tied to seven performance metrics that are intended to enhance shareholder value and the payout is determined at the end of a three-year performance cycle.

Performance shares also encourage retention.
&zwsp;	RSUs	&zwsp;	X	&zwsp;	X	&zwsp;	X	&zwsp;	The value of RSUs is dependent upon share price appreciation which in turn reflects Company performance and enhances alignment with shareholder interests. Four-year vesting encourages retention.	&zwsp;

 PINNACLE WEST CAPITAL CORPORATION          29

2013 Compensation Element	&zwsp;	Why We Pay It						Comments	&zwsp;
	&zwsp;	Alignment	&zwsp;	Pay at Risk	&zwsp;	Attract and Retain	&zwsp;		&zwsp;
Benefits	X	X	Our pension programs and deferred compensation program are designed to attract and retain talented executives.

Our change of control agreements provide alignment in change of control situations by removing job loss concern and promoting executive retention.

Because the Company offers limited perquisites, we do not believe that they are a material component of our compensation program. We provide them to attract and retain key management.

Compensation Design

Pay at Risk.    The Company believes that a significant portion of each Named Executive Officer's total compensation opportunity should reflect both upside potential and downside risk. The illustrations below show how the Company sees the allocation of the Named Executive Officers' compensation between guaranteed pay (base salary) and pay at risk (annual incentive plan, other cash incentives, performance shares, and RSUs).

2013 CEO Total Compensation

   30          PINNACLE WEST CAPITAL CORPORATION

2013 Average for Other Named Executive Officers' Total Compensation

Risk-Taking.    The compensation program is designed to put pay at risk for performance but not encourage unacceptable risk-taking. The Committee evaluates the potential for unacceptable risk-taking in compensation design on an ongoing basis. We believe that the design of our executive compensation program does not unduly incentivize our executives to take actions that may conflict with our risk-based decision-making. Material risk in our compensation design is mitigated in several ways:

•
earnings goals and award opportunities in our annual cash incentive programs are at levels intended to be challenging without the need to take inappropriate risks;
•
our long-term incentives consist of time-based RSUs that vest over a multi-year period and performance shares that are earned at the end of a three-year period, both of which provide upside potential and downside risk; moreover, the use of RSUs in our long-term incentive program mitigates the likelihood of risk-taking because RSUs, as opposed to stock options, for example, retain some value even in a depressed market;
•
payouts are capped under the annual cash and long-term incentive plans at no more than twice the target amount of the award or the Base Grant;
•
more than one performance metric is used in our long-term performance share awards, and the award opportunities under our annual cash incentive program are based on multiple considerations, thereby minimizing the ability of the executive to manipulate results;
•
the stock components inherent in our long-term incentive program, combined with our stock ownership guidelines and retention requirements, align the interests of our executives with a goal of long-term appreciation of shareholder value; and
•
our program is consistent throughout the Company so that no one area or group is incentivized in a manner that would encourage risk-taking.

In addition, the Committee has reviewed the overall compensation program for the Company's employees and has concluded that its program is balanced and does not encourage imprudent risk-taking. Employee compensation generally consists of some or all of the compensation components described in this CD&A. Our Officer Stock Ownership and Retention Guidelines (the "Guidelines") prohibit our officers from pledging or hedging shares of Company common stock owned by them. Equity award agreements for our management employees contain a similar prohibition in respect of shares received by them under such awards.

 PINNACLE WEST CAPITAL CORPORATION          31

2013 Compensation

Base Salary

The Committee reviews competitive salary information and individual salaries for executive officers on an annual basis. In considering individual salaries, the Committee reviews the scope of job responsibilities, individual contributions, business performance, retention concerns, and current compensation compared to market practices. In setting base salaries, the Committee also considers that base salary is used as the basis for calculating annual incentive awards. The base salaries for Messrs. Brandt, Hatfield, Falck and Robinson were within plus or minus 10% of the median of the Peer Group and, based on competitive considerations, Mr. Edington's base salary was set above the 75th percentile. Mr. Schiavoni's base salary was below the 25th percentile of the Peer Group. Mr. Schiavoni was promoted in June 2012 and his compensation had not been fully adjusted to reflect his new role.

In December of 2012, the Committee, based on the considerations set forth above, made the following adjustments to the base salaries of the following Named Executive Officers for fiscal year 2013:

	Name	&zwsp;	2012 Base Salary ($)	&zwsp;	2013 Base Salary ($)	&zwsp;
	Mr. Brandt		1,146,000		1,203,300
&zwsp;	Mr. Hatfield	&zwsp;	515,000	&zwsp;	540,000	&zwsp;
	Mr. Falck		487,000		502,000
&zwsp;	Mr. Schiavoni	&zwsp;	435,000	&zwsp;	485,000	&zwsp;

Effective as of January 1, 2013, Mr. Edington's base salary increased from $900,000 to $925,000 pursuant to the 2012 Supplemental Agreement. Mr. Robinson's base salary remained at $685,000.

Annual Cash Incentives

The Committee approved the Pinnacle West 2013 Annual Incentive Award Plan (the "CEO Incentive Plan") in December 2012, which covered Mr. Brandt and Mr. Robinson. Also in December 2012, acting on the recommendation of the Committee, the Board approved the APS 2013 Annual Incentive Award Plan (the "APS Incentive Plan"), which covered Messrs. Hatfield, Falck, and Schiavoni, and the APS 2013 Annual Incentive Award Plan for Palo Verde Employees (the "Palo Verde Incentive Plan"), which covered Mr. Edington. The APS Incentive Plan and the Palo Verde Incentive Plan are collectively referred to as the "APS Incentive Plans," and the APS Incentive Plans and the CEO Incentive Plan are collectively referred to as the "2013 Incentive Plans."

   32          PINNACLE WEST CAPITAL CORPORATION

The award opportunity under the 2013 Incentive Plans for each of the Named Executive Officers was as follows:

Incentive Award Opportunity

	Name	&zwsp;	Earnings (% of Base Salary)	&zwsp;	Business Unit Performance (% of Base Salary)	&zwsp;	Total Incentive Opportunity (% of Base Salary)	&zwsp;
	Mr. Brandt:		Pinnacle West Earnings
	Threshold		50.0				50.0
	Target		100.0				100.0
	Maximum		200.0				200.0
&zwsp;	Messrs. Hatfield and Falck:	&zwsp;	APS Earnings	&zwsp;	Corporate Resources Business Unit	&zwsp;		&zwsp;
&zwsp;	Threshold	&zwsp;	—	&zwsp;	15.0	&zwsp;	15.0	&zwsp;
&zwsp;	Target	&zwsp;	30.0	&zwsp;	30.0	&zwsp;	60.0	&zwsp;
&zwsp;	Maximum	&zwsp;	60.0	&zwsp;	60.0	&zwsp;	120.0	&zwsp;
	Mr. Edington:		APS Earnings		Palo Verde Business Unit
	Threshold		—		12.5		12.5
	Target		25.0		25.0		50.0
	Maximum		50.0		50.0		100.0
&zwsp;	Mr. Robinson:	&zwsp;	Pinnacle West Earnings	&zwsp;		&zwsp;		&zwsp;
&zwsp;	Threshold	&zwsp;	37.5	&zwsp;		&zwsp;	37.5	&zwsp;
&zwsp;	Target	&zwsp;	75.0	&zwsp;		&zwsp;	75.0	&zwsp;
&zwsp;	Maximum	&zwsp;	150.0	&zwsp;		&zwsp;	150.0	&zwsp;
	Mr. Schiavoni:		APS Earnings		Corporate Resources, Energy Delivery and Fossil Generation Business Units (1/3 each)
	Threshold		—		15.0		15.0
	Target		30.0		30.0		60.0
	Maximum		60.0		60.0		120.0

In addition to the specific business unit performance measures discussed below, the 2013 Incentive Plans allowed the Committee to consider shareholder value creation, customer service, financial strength, operating performance, and safety (collectively, the "General Performance Objectives") for Mr. Brandt's incentive award as well as the awards for the other Named Executive Officers. The APS Incentive Plans also allow the Committee to make adjustments for individual performance.

In designing the 2013 Incentive Plans, the Committee set the target earnings level based on a reasonable range of expectations for the year, while taking into account prior year performance and economic conditions.

 PINNACLE WEST CAPITAL CORPORATION          33

Earnings Components

Earnings Performance Measure	&zwsp;	2013 Targets		&zwsp;	2013 Results	&zwsp;
		Threshold:	$346 million		$408.1 million, or 138% (100% plus 38% of the potential earnings range between target and maximum)
Pinnacle West Earnings		Target:	$391 million
		Maximum:	$436 million
	&zwsp;	Threshold:	$352 million	&zwsp;	$416.4 million, or 143% (100% plus 43% of the potential earnings range between target and maximum)	&zwsp;
APS Earnings	&zwsp;	Target:	$397 million	&zwsp;		&zwsp;
	&zwsp;	Maximum:	$442 million	&zwsp;		&zwsp;

Under the terms of the 2013 Incentive Plans, impacts of unusual or non-recurring adjustments on actual earnings would be evaluated by the Committee. For purposes of the 2013 awards, the Committee reduced the APS earnings number from $425 million to $416.4 million to reflect costs that, for accounting purposes, were booked at Pinnacle West, but that were incurred primarily for the benefit of APS and its customers. These costs consisted of communication and other costs associated with matters pending in 2013 at the ACC associated with net metering and deregulation. The Committee also adjusted Pinnacle West earnings from $406.1 million to $408.1 million solely as a result of removing a loss on a sale of an investment asset because the initial investment was made prior to Mr. Brandt's appointment as Chairman of the Board and CEO of the Company.

Individual business unit goals that could be directly correlated to earnings were set at levels that, if achieved at target, would contribute to earnings being achieved at target. However, some of the metrics, like safety and customer satisfaction, were not directly correlated to earnings, and were instead set with reference to prior year performance and a reasonable range of expectations of performance of comparable companies in our industry.

The business unit performance measures were tied to the components of our Strategic Framework. The following tables disclose the performance targets, actual results, and the percentage of target performance achieved for the Corporate Resources, Palo Verde, Energy Delivery and Fossil Generation business units. As noted above, performance of the Corporate Resources business unit was responsible for 50% of the overall 2013 incentive target opportunity for Messrs. Hatfield and Falck, performance of the Palo Verde business unit was responsible for 50% of the overall 2013 incentive target opportunity for Mr. Edington, and the performance of the Corporate Resources, Energy Delivery and Fossil Generation business units were each weighted equally and, together, comprised 50% of the overall 2013 incentive target opportunity for Mr. Schiavoni. The range of potential achievement for each metric was zero to 200% of the target level. The percentages attributable to weighting in the tables below reflect the weight of each measure as a percentage of the applicable Named Executive Officer's 2013 incentive target opportunity.

   34          PINNACLE WEST CAPITAL CORPORATION

Business Unit Components

Messrs. Hatfield and Falck's business unit performance metrics (50% of the overall opportunity) were as follows:

Corporate Resources Performance Measures and Weighting	&zwsp;	Measure	&zwsp;	Target	&zwsp;	Actual Results	&zwsp;	% of Target Performance Achieved	&zwsp;
Employees — 10%		OSHA Recordable Incidents (5%)		2		7		0%
		Human Performance Event Clock Resets (5%)		5% Improvement over 2012 results		69% Improvement		200%
Operational Excellence — 25%	&zwsp;	Business Area Efficiency (includes measures of cost as a percentage of operating agent revenues) (5%):	&zwsp;		&zwsp;		&zwsp;		&zwsp;
	&zwsp;	Mr. Hatfield	&zwsp;	100%	&zwsp;	183% (Hatfield)	&zwsp;	183% (Hatfield)	&zwsp;
	&zwsp;	Mr. Falck	&zwsp;	100%	&zwsp;	200% (Falck)	&zwsp;	200% (Falck)	&zwsp;
	&zwsp;	Average of the Four Business Units Results Below (20%):[1]	&zwsp;		&zwsp;		&zwsp;		&zwsp;
Customer Service and Regulatory		Overall Business Unit Results (5%)		100%		177%		177%
Energy Delivery	&zwsp;	Overall Business Unit Results (5%)	&zwsp;	100%	&zwsp;	137%	&zwsp;	137%	&zwsp;
Fossil Generation		Overall Business Unit Results (5%)		100%		117%		117%
Palo Verde	&zwsp;	Overall Business Unit Results (5%)	&zwsp;	100%	&zwsp;	154%	&zwsp;	154%	&zwsp;
						Average for all Four Business Units		146%
Customers & Communities — 2.5%	&zwsp;	JD Power Residential IOU Survey (Yes/No) (2.5%)	&zwsp;	National IOU 1st Quartile	&zwsp;	National IOU 1st Quartile	&zwsp;	200%	&zwsp;

1
For the calculation of the results for the Energy Delivery, Fossil Generation and Palo Verde business units, see the tables that follow. The performance measures for the Customer Service and Regulatory business unit (omitted here) consist of 12 separate measures, none of which were individually responsible for more than 2.5% of Messrs. Hatfield's and Falck's, or more than 1% of Mr. Schiavoni's, opportunity. The primary purpose of these performance measures was to determine annual incentive compensation for employees within that business unit, and were incidental to the 2013 target opportunity for Messrs. Hatfield, Falck and Schiavoni.

 PINNACLE WEST CAPITAL CORPORATION          35

Corporate Resources Performance Measures and Weighting	&zwsp;	Measure	&zwsp;	Target	&zwsp;	Actual Results	&zwsp;	% of Target Performance Achieved	&zwsp;
Shareholder Value — 12.5%		Operating and Maintenance Budget (7.5%)		Budget		4.4% < Budget		200%
		Capital Budget (2.5%)		2.5% < Budget		17.3% < Budget		200%
		Other Net Expenses (2.5%)		1% < Budget		3.1% < Budget		200%
		Overall Business Unit Incentive Result					&zwsp;	157% (Hatfield) 158.5% (Falck)	&zwsp;

Mr. Edington's business unit performance metrics (50% of the overall opportunity)2 were as follows:

Palo Verde Performance Measures and Weighting	&zwsp;	Measure	&zwsp;	Target	&zwsp;	Actual Results	&zwsp;	% of Target Performance Achieved	&zwsp;
Employees — 11.25%		Reactivity Management (1.5%)		92.5		90.8		66%
		Safety Area Inspections (2.5%)		11		12		200%
		Industrial Safety Observations (1%)		11		12		200%
		Total Industrial Safety Accidents Reported (2.5%)		≤ 0.08		0.02		200%
		OSHA Voluntary Protection Program ("VPP") (2.5%)		Application Accepted for VPP Designation		STAR Level Designation Awarded		200%
		Collective Radiation Exposure (1.25%)		85		93.316		58%
Operational Excellence — 15%	&zwsp;	Site Capacity Factor (10%)	&zwsp;	91	&zwsp;	91.1	&zwsp;	110%	&zwsp;
	&zwsp;	Spring Outage (2.5%)	&zwsp;	≤ 31	&zwsp;	29.79	&zwsp;	200%	&zwsp;
	&zwsp;	Fall Outage (2.5%)	&zwsp;	≤ 31	&zwsp;	52.17	&zwsp;	0%	&zwsp;

2
Palo Verde's overall business unit performance was required to achieve at least 100% of the target level for 2013 before Mr. Edington could receive any payout under the APS earnings portion. The overall Palo Verde business unit performance for 2013 was 154% of target.

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Palo Verde Performance Measures and Weighting	&zwsp;	Measure	&zwsp;	Target	&zwsp;	Actual Results	&zwsp;	% of Target Performance Achieved	&zwsp;
Performance Improvement — 13.75%		Equipment Reliability Index (2.5%)		87		89		200%
		Corrective Action Program Scorecard (2.5%)		6		7		200%
		INPO Rating (2.5%)		Improving		Excellent		200%
		Site Clock Resets (Less Safety) (2.5%)		4		1		200%
		Site Operational Focus Indicator (out of 8) (3.75%)		7		8		200%
Shareholder Value — 10%	&zwsp;	Operating and Maintenance Budget (7.5%)	&zwsp;	0.5% < Budget	&zwsp;	1.6% < Budget	&zwsp;	200%	&zwsp;
	&zwsp;	Capital Budget (2.5%)	&zwsp;	0.5% < Budget	&zwsp;	10.5% > Budget	&zwsp;	0%	&zwsp;
		Overall Business Unit Incentive Result						154%

Mr. Schiavoni's business unit performance metrics (50% of the overall opportunity) were as follows:

Performance Measures and Weighting	&zwsp;	Measure	&zwsp;	Target	&zwsp;	Actual Results	&zwsp;	% of Target Performance Achieved	&zwsp;
Corporate Resources Business Unit:
Employees — 3.3%	&zwsp;	OSHA Recordable Incidents (1.7%)	&zwsp;	2	&zwsp;	7	&zwsp;	0%	&zwsp;
	&zwsp;	Human Performance Event Clock Resets (1.7%)	&zwsp;	5% Improvement over 2012 results	&zwsp;	69% Improvement	&zwsp;	200%	&zwsp;
Operational Excellence — 8.3%		Business Area Efficiency (includes financial metrics for supply chain and budget) (1.7%)		100%		150%		150%
		Average of the Four Business Units Results Below (6.7%):
Customer Service and Regulatory[1]	&zwsp;	Overall Business Unit Results (1.7%)	&zwsp;	100%	&zwsp;	177%	&zwsp;	177%	&zwsp;
Energy Delivery		Overall Business Unit Results (1.7%)		100%		137%		137%
Fossil Generation	&zwsp;	Overall Business Unit Results (1.7%)	&zwsp;	100%	&zwsp;	117%	&zwsp;	117%	&zwsp;

 PINNACLE WEST CAPITAL CORPORATION          37

Performance Measures and Weighting	&zwsp;	Measure	&zwsp;	Target	&zwsp;	Actual Results	&zwsp;	% of Target Performance Achieved	&zwsp;
Palo Verde		Overall Business Unit Results (1.7%)		100%		154%		154%
	&zwsp;		&zwsp;		&zwsp;	Average for all Four Business Units	&zwsp;	146%	&zwsp;
Customers & Communities — 0.8%		JD Power Residential IOU Survey (Yes/No) (0.8%)		National IOU 1st Quartile		National IOU 1st Quartile		200%
Shareholder Value — 4.2%	&zwsp;	Operating and Maintenance Budget (2.5%)	&zwsp;	Budget	&zwsp;	4.4% < Budget	&zwsp;	200%	&zwsp;
	&zwsp;	Capital Budget (0.8%)	&zwsp;	2.5% < Budget	&zwsp;	17.3% < Budget	&zwsp;	200%	&zwsp;
	&zwsp;	Other Net Expenses (0.8%)	&zwsp;	1% < Budget	&zwsp;	3.1% < Budget	&zwsp;	200%	&zwsp;
						Corporate Resources Business Unit Results		153.5%
Energy Delivery Business Unit:	&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
Employees — 4.2%		OSHA Recordable Incidents (2.5%)		21		15		200%
		Human Performance Event Clock Resets (1.7%)		29		28		117%
Operational Excellence — 6.7%	&zwsp;	System Average Interruption Duration Index (SAIDI) — All Weather (2.5%)	&zwsp;	73	&zwsp;	71	&zwsp;	150%	&zwsp;
	&zwsp;	System Average Interruption Frequency Index (SAIFI) — All Weather (2.5%)	&zwsp;	0.77	&zwsp;	0.78	&zwsp;	88%	&zwsp;
	&zwsp;	Implementation of September 8th Recommendations "Yes/No" (1.7%)	&zwsp;	Yes	&zwsp;	Yes	&zwsp;	200%	&zwsp;
Customers & Communities — 1.7%		JD Power Residential IOU Survey (Yes/No) (1.7%)		National IOU 1st Quartile		National IOU 1st Quartile		200%

   38          PINNACLE WEST CAPITAL CORPORATION

Performance Measures and Weighting	&zwsp;	Measure	&zwsp;	Target	&zwsp;	Actual Results	&zwsp;	% of Target Performance Achieved	&zwsp;
Shareholder Value — 4.2%		Operating and Maintenance Budget (2.5%)		Budget		2% > Budget		0%
		Capital Budget (1.7%)		2.5% < Budget		7.7% < Budget		200%
	&zwsp;		&zwsp;		&zwsp;	Energy Delivery Business Unit Results	&zwsp;	137%	&zwsp;
Fossil Generation Business Unit:
Employees — 3.3%	&zwsp;	OSHA Recordable Incidents	&zwsp;	9	&zwsp;	5	&zwsp;	200%	&zwsp;
Operational Excellence — 3.3%		Fleet Commercial Availability		92.8%		91.1%		57%
Shareholder Value — 3.3%	&zwsp;	Net Operating Expense ($ in Millions)	&zwsp;	Budget	&zwsp;	1.3% < Budget	&zwsp;	167%	&zwsp;
Operational Excellence/Environmental Stewardship — 6.7%[3]		Varies by Plant/Engineering		Varies		Varies		Varies
	&zwsp;		&zwsp;		&zwsp;	Fossil Generation Business Unit Results	&zwsp;	117%	&zwsp;
Overall Business Units Incentive Result								136%

3
This performance measure consists of 17 different performance measures applicable to seven different Fossil Generation plants and Fossil Engineering, none of which were individually responsible for more than 1% of Mr. Schiavoni's total opportunity. The primary purpose of these performance measures was to determine annual incentive compensation for employees at the Fossil Generation plants and in Fossil Engineering, and were incidental to the 2013 incentive opportunity for Mr. Schiavoni.

 PINNACLE WEST CAPITAL CORPORATION          39

The following chart summarizes the target and maximum award opportunities and the actual amount awarded to each of the Named Executive Officers:

Summary of 2013 Incentive Awards

	Name	&zwsp;	Target Award Opportunity ($)	&zwsp;	Maximum Award Opportunity ($)	&zwsp;	Actual Award Amount ($)	&zwsp;	Actual Amount as a Percent of Target (%)	&zwsp;
	Mr. Brandt		1,203,300		2,406,600		1,893,994		157
&zwsp;	Mr. Hatfield	&zwsp;	324,000	&zwsp;	648,000	&zwsp;	485,611	&zwsp;	150	&zwsp;
	Mr. Edington		462,500		925,000		687,830		149
&zwsp;	Mr. Falck	&zwsp;	301,200	&zwsp;	602,400	&zwsp;	454,059	&zwsp;	151	&zwsp;
	Mr. Schiavoni		291,000		582,000		446,219		153

As indicated previously, Mr. Brandt has a threshold incentive opportunity of 50% of base salary, a target opportunity of 100% and a maximum opportunity of 200%. Under the CEO Incentive Plan, the threshold incentive is earned when the threshold earnings level is reached. The additional incentive opportunity is based on the achievement of earnings achieved in excess of the threshold amount compared to the difference between the maximum opportunity and the threshold. Pinnacle West's earnings of $408.1 million, or 138% of target, exceeded both the threshold and target earnings levels, which would have resulted in an overall incentive award for Mr. Brandt of $1,660,554. The Committee determined it should further consider the General Performance Objectives in determining Mr. Brandt's award in light of his leadership in guiding the business units to strong performance results. Accordingly, the Committee exercised discretion and based the portion of Mr. Brandt's incentive pay in excess of the threshold amount on an equal weighting of actual Pinnacle West earnings achieved for 2013 and, under the General Performance Objectives, the average of the performance of each of the business units as measured by the metrics discussed in the prior tables. The resulting overall incentive award for Mr. Brandt was $1,893,994 or 157% of target.

Under the APS Incentive Plans, the calculated incentive award was proportional to the actual earnings achieved and begins when earnings exceed the threshold performance level. APS's earnings of $416.4 million exceeded both the threshold and target earnings levels. Under the APS Incentive Plans, the earnings achievement combined with the applicable business unit performance results resulted in the indicated incentive awards, without further adjustment for individual performance, for Messrs. Edington, Falck, and Hatfield. Mr. Schiavoni's incentive was adjusted from $405,654, or 139.5% of target, to $446,219, or 153% of target, based on his strategic and operational leadership role in the Company's achievement of the General Performance Objectives in 2013. Mr. Robinson retired in April 2013 and received a pro-rata award of $202,912.

APS adopted the 2013 Palo Verde Specific Compensation Opportunity, which provided Mr. Edington the opportunity to receive an amount of up to $125,000 upon the achievement of the following Palo Verde operational and performance targets: successful INPO evaluation; the achievement of a site capacity factor equal to or greater than 92%; no substantive cross-cutting issues existing by the end of 2013; no NRC colored findings by the end of 2013; and the achievement of STARS Voluntary Protection Program Status. All metrics were achieved except the site capacity factor, which was equal to 91.1%. Although

   40          PINNACLE WEST CAPITAL CORPORATION

the site capacity factor was slightly below 92%, Mr. Brandt took into account the quick and comprehensive response of Mr. Edington and his team in responding to unforeseen equipment issues that arose during an outage that impacted the site capacity factor, and awarded Mr. Edington $125,000.

Long-Term Incentives

The Company currently uses two types of equity grants: performance shares and RSUs. In 2013, awards consisted of 55% performance shares and 45% RSUs to further focus the equity awards on the achievement of specific multi-year performance goals. The 2013 grants to the Named Executive Officers were as follows:

	Name	&zwsp;	Performance Shares (#)	&zwsp;	RSUs (#)	&zwsp;	Total Shares (#)	&zwsp;	Total Value[1] ($)	&zwsp;
	Mr. Brandt		40,014		32,744		72,758		4,000,235
&zwsp;	Mr. Hatfield	&zwsp;	7,004	&zwsp;	5,728	&zwsp;	12,732	&zwsp;	700,005	&zwsp;
	Mr. Edington		5,002		4,096		9,098		500,208
&zwsp;	Mr. Falck	&zwsp;	7,004	&zwsp;	5,728	&zwsp;	12,732	&zwsp;	700,005	&zwsp;
	Mr. Robinson		14,004		11,464		25,468		1,400,231
&zwsp;	Mr. Schiavoni	&zwsp;	7,004	&zwsp;	5,728	&zwsp;	12,732	&zwsp;	700,005	&zwsp;

1
Based on the closing price of Pinnacle West common stock on the date of grant of $54.98 per share and the 2013 Performance Shares valued at 100% of the Base Grant, as defined below.

To determine the amount of performance share and RSU awards, the Committee first establishes a target compensation value for each officer that it wants to deliver through long-term equity award opportunities. The Committee considers various factors, including the retention value of the total compensation package, the long-term equity component in light of the competitive environment, and individual performance. The Committee also considers target value in light of the Company's achievement of earnings targets and overall performance. Once the target value is established, the Committee determines the number of shares subject to the awards by reference to the then-current market value of the Company's common stock and then allocates 55% of the awards to performance shares and 45% of the awards to RSUs.

Performance Shares.    We granted performance shares to our Named Executive Officers in February 2013 for a three-year performance period (the "2013 Performance Shares").

The following graph illustrates how the 2013 Performance Shares work:

The Committee grants each award recipient a specified number of performance shares, which is considered the "Base Grant." The maximum award opportunity is 200% of the Base Grant. The 2013 Performance Shares have two distinct elements — TSR and six

 PINNACLE WEST CAPITAL CORPORATION          41

operational performance metrics. The TSR metric provides a well-understood linkage to overall shareholder return. The operational performance metrics provide a clear line of sight to factors in the utility industry that drive management performance to increase earnings. We believe that the combination of these two elements in the same equity award provides a mix of motivations for performance that is superior to utilizing all of one element or the other.

50% of the Base Grant

If the Company's TSR Over the Performance Period as Compared to the TSR of the Companies in the S&P 1500 Super Composite Electric Utility Index (the "Index") is:	The Number of Performance Shares will be:
90th Percentile or Greater	100% of the Base Grant
75th Percentile	75% of the Base Grant
50th Percentile	50% of the Base Grant
25th Percentile	25% of the Base Grant
Less than 25th Percentile	None

TSR is the measure of a company's stock price appreciation plus any dividends paid during the performance period. We believe using TSR strengthens the link between officer performance and shareholder return. Additionally, TSR is the most prevalent long-term incentive metric used among the Peer Group. We anticipate that the common stock payout, if any, related to this element will be made in February 2016.

50% of the Base Grant

If the Company's Average Performance with respect to the Performance Metrics is:	The Number of Performance Shares will be:
90th Percentile or Greater	100% of the Base Grant
75th Percentile	75% of the Base Grant
50th Percentile	50% of the Base Grant
25th Percentile	25% of the Base Grant
Less than 25th Percentile	None

The Company's "Average Performance" with respect to the metrics listed below will be the average of the Company's percentile ranking for each of these metrics during each of the three years of the performance period:

•
the J.D. Power Residential National Large Segment Survey for investor-owned utilities percentile ranking of the Company relative to other participating companies;

•
the Company's percentile ranking based on customer reliability results relative to other companies reported in the Edison Electric Institute ("EEI") data;

•
the Company's ranking for a customer-to-employee improvement ratio, based on data provided by SNL Financial ("SNL"), an independent third-party data system, relative to other companies reported in the SNL data;

   42          PINNACLE WEST CAPITAL CORPORATION

•
the Company's percentile ranking based on the OSHA rate (All Incident Injury Rate) relative to other companies reported in the EEI data;

•
the Company's percentile ranking based on nuclear generation capacity factors relative to other companies reported in the SNL data; and

•
the Company's percentile ranking based on coal generation capacity factors relative to other companies reported in the SNL data.

The metrics selected encompass performance inclusive of all departments and are direct indicators of key business performance success. The metrics can be readily benchmarked and will provide a clear barometer of top-tier performance excellence. We believe a focus on these performance metrics over a three-year period aligns long-term compensation with key operational goals, thereby enhancing overall Company performance. We anticipate that the common stock payout, if any, related to this performance element will be made in October 2016.

The recipient must remain employed with the Company throughout the performance period, unless the recipient meets any of the following exceptions. In the case of the recipient's retirement while qualifying for Early Retirement or Normal Retirement (the "Retirement Qualified Employee") under the Pinnacle West Capital Corporation Retirement Plan (the "Retirement Plan"), the employee is deemed to have been employed through the end of the performance period. In the case of the recipient's retirement after reaching age 60 with five years of service, but not otherwise qualifying for Early Retirement or Normal Retirement under the Retirement Plan (a "Late Career Employee"), any performance share payout will vest pro-rata based on the number of days the recipient was employed during the performance period compared to the total number of days in the period. In the event the recipient is terminated for cause (regardless of the recipient's retirement date), the recipient shall not be deemed to have been employed through the end of the performance period and will forfeit the right to receive any payout. In the event of the death or disability of a Retirement Qualified Employee or a Late Career Employee, the employee is deemed to have been employed through the end of the performance period. In the event the recipient's employment is terminated without cause during the performance period, the CEO in his discretion and with the Committee's approval may determine if, to what extent, and when, any unvested portion of the grant may vest. The 2013 Performance Shares also contain confidentiality protections that apply during employment and survive termination, and non-competition and employee solicitation restrictions that survive for a period of one year following termination of employment.

A recipient of performance shares will receive additional shares of common stock equal to the amount of dividends that the recipient would have received had the recipient directly owned the shares from the date of grant to the date of payment, plus interest on such dividends at the rate of 5% per annum, compounded quarterly, divided by the fair market value of one share of stock on the date of the stock payout. This common stock is paid out when and only if the related common stock payout is made. The 2013 Performance Shares are not included in calculating pension benefits.

If a change of control occurs, immediately prior to the change of control, the performance shares will convert to either cash or RSUs payable in stock, at the election of the recipient, and shall immediately vest. In converting the performance shares, the recipient will receive the number of shares of stock or the cash equivalent that would have been earned at the target level of performance, unless the Committee determines that a higher level of attained

 PINNACLE WEST CAPITAL CORPORATION          43

performance is reasonably ascertainable as of a specified date prior to the closing of the change of control transaction. The dividend equivalent awards will be paid in cash or stock as determined in accordance with the applicable award agreement. However, prior to a change of control, the Board may determine that no change of control shall be deemed to have occurred or that some or all of the enhancements to the rights of the recipient shall not apply to specified awards. The Board may exercise such override authority only if, before or immediately upon the occurrence of the specified event that would otherwise constitute a change of control, the Board reasonably concludes in good faith, that: (1) recipients holding awards affected by action of the Board override shall be protected by legally binding obligations of the Company or the surviving entity or the parent thereof because such awards (A) shall remain outstanding following consummation of all transactions involved in or contemplated by such change of control, (B) shall be assumed and adjusted by the surviving entity resulting from such transactions or the parent thereof, or (C) shall be exchanged for new awards issued by the surviving entity resulting from such transaction or the parent thereof; and (2) changes in the terms of the award resulting from such transactions will not materially impair the value of the awards to the participants or their opportunity for future appreciation in respect of such awards.

The 2013 Performance Shares are included in the Summary Compensation Table in the column under "Stock Awards" and in the Grants of Plan-Based Awards table. In 2010, the Committee granted performance shares to the Named Executive Officers, based on the same performance metrics as the 2013 grant. For the three-year period ended December 31, 2012, our TSR percentile was 77.2 compared to the Index. For the same period, our Average Performance percentile with respect to the performance metrics was 76.5 compared to the companies included in the performance metrics. The actual payout to each Named Executive Officer is identified in the Option Exercises and Stock Vested table.

RSUs.    We granted RSUs to our Named Executive Officers in February 2013. RSUs are incentive awards that vest in equal 25% installments over four years if the award recipient remains employed by the Company or one of its subsidiaries. Each RSU represents the fair market value of one share of our common stock on the applicable vesting date and the value rises and falls with the Company's stock price. Since a portion of multiple RSU awards may vest each February, the Committee selected February 20 as the vesting date for all RSUs as an administrative convenience. The following graph illustrates how the 2013 RSUs work:

The 2013 RSUs are payable at the election of the participant made shortly after the date of the initial grant, either 100% in stock or 50% in cash and 50% in stock and will vest each February 20 in an amount equal to the number of RSUs vesting on such date multiplied by the closing price of a share of our common stock on that date. If a Retirement Qualified Employee retires, the RSUs will fully vest and will be payable on the dates and in the percentages specified in the vesting schedule. If a Retirement Qualified Employee or a Late Career Employee dies or becomes disabled before the end of the vesting period, any outstanding RSUs will fully vest and will be payable by March 15 of the year following the year in which the event occurs. If a Late Career Employee retires, the recipient will receive a

   44          PINNACLE WEST CAPITAL CORPORATION

pro-rata payout of the portion that would have released on the next vesting date based on the number of days the recipient was employed from the last vesting date. In the event a recipient is terminated for cause, any award the recipient would otherwise be entitled to receive following the date of termination is forfeited. In the event a recipient is terminated without cause, the CEO in his discretion and with the Committee's approval may determine if, and to what extent, any unvested portion of the grant will vest. See the discussion in the narrative disclosure to the Summary Compensation Table and the Grants of Plan-Based Awards table regarding the vesting of the 2013 RSU grant for Mr. Edington.

The RSUs accrue dividend rights on the vested RSUs, equal to the amount of dividends that the participant would have received had the participant directly owned stock equal to the number of vested RSUs from the date of grant to the date of payment, plus interest at the rate of 5% per annum, compounded quarterly, with such amount paid either 100% in stock or 50% in cash and 50% in stock. The RSUs are not included in the calculation of pension benefits. Subject to Board discretion, as discussed above with respect to the performance shares, if a change of control occurs, immediately prior to the change of control, the time-based restriction imposed on the RSUs and the risk of forfeiture will lapse and all RSUs shall become immediately payable and shall be paid in stock or cash, in accordance with the terms of the applicable award agreement. The RSUs contain confidentiality protections that apply during employment and survive termination, and non-competition and employee solicitation restrictions that survive for a period of one year following termination of employment.

The 2013 RSUs are included in the Summary Compensation Table in the column under "Stock Awards" and in the Grants of Plan-Based Awards table. RSUs granted in previous years that vested in 2013 are identified in the Option Exercises and Stock Vested table.

Benefits

Pension Programs.    The Named Executive Officers participate in the Retirement Plan and the Supplemental Excess Benefit Retirement Plan (the "Supplemental Plan"). We describe these plans in more detail under "Discussion of Pension Benefits." The Company believes that the pension programs are important recruitment and retention tools.

Deferred Compensation Program.    The Company offers to its executive officers the ability, if the officer so chooses, to participate in a deferred compensation program. We describe our deferred compensation program in more detail under "Discussion of Nonqualified Deferred Compensation." We offer our deferred compensation program because the Committee believes that it is standard market practice to permit officers to defer some portion of their cash compensation. However, we generally consider the value in the deferred compensation plan to be the participant's own money and do not give this amount significant weight in making compensation decisions. Discretionary credits under the deferred compensation plan for Messrs. Falck and Edington are discussed under the heading "Discussion of Nonqualified Deferred Compensation" and for Mr. Edington, under the narrative disclosure to the Summary Compensation Table and Grants of Plan-Based Awards table.

Change of Control Agreements.    The Company maintains Key Executive Employment and Severance Agreements (the "Change of Control Agreements") for our officers, including the Named Executive Officers. Similar to our deferred compensation programs, Change of Control Agreements do not have a significant impact on compensation design. However, in setting annual incentives, we do consider that the change of control payment, if triggered,

 PINNACLE WEST CAPITAL CORPORATION          45

would be based on the average of the incentives for the prior four years. We discuss our Change of Control Agreements in more detail under "Potential Payments Upon Termination or Change of Control." Our Change of Control Agreements are "double trigger" agreements that provide severance benefits if, during a specified period following a change of control, the Company terminates an employee without "cause" or the employee terminates employment "for good reason." We believe that the possibility of strategic transactions or unsolicited offers creates job uncertainty for executives, and that the Change of Control Agreements are effective tools to provide incentives for executives to stay with the Company in light of these uncertainties. In addition, we believe that if the agreements are appropriately structured, they do not deter takeovers or disadvantage shareholders. Each agreement is terminable on notice given six months prior to each anniversary of the agreement.

In May 2009, in connection with a review of its executive compensation practices, the Company determined that, on a going-forward basis, it would no longer provide excise tax gross-up payments in new and materially amended Change of Control Agreements with its Named Executive Officers. In unusual circumstances where the Company believes that accommodations have to be made to recruit a new executive to the Company, limited reimbursement for taxes payable on change of control payments may be included in executives' contracts, but even in those circumstances, the excise tax gross-ups will be limited to payments triggered by both a change of control and termination of employment and will be subject to a three-year sunset provision.

Perquisites.    We have had a long-standing practice of providing only limited perquisites to our executive officers. We describe our perquisites paid to each of the Named Executive Officers in footnote 4 to the Summary Compensation Table.

Taxation and Accounting Considerations Regarding Executive Compensation

Publicly-traded corporations generally are not permitted to deduct, for federal income tax purposes, annual compensation in excess of $1 million paid to any of certain top executives, except to the extent the compensation qualifies as "performance-based" under rules set forth in the Internal Revenue Code (the "Code"). The Company does not use the deduction as a justification for awarding compensation below $1 million. To the extent the awards do exceed $1 million, the Company believes that it is in the shareholders' best interests to not only consider what components qualify for the deduction, but also preserve flexibility in designing a compensation program. For example, the RSUs described above do not qualify as performance-based compensation under the applicable tax provisions. The Committee and the Board may weigh the tax and accounting consequences of the total compensation program and the individual components of compensation when setting total compensation and determining the individual elements of an officer's compensation package. However, the Committee and the Board do not routinely apply the tax-deductibility rules to limit what they determine otherwise to be necessary and appropriate compensation awards.

Stock Ownership and Retention Guidelines

We believe that linking a significant portion of an officer's current and potential future net worth to the Company's success, as reflected in our stock price, helps to ensure that officers have a stake similar to that of our shareholders. Stock ownership guidelines also encourage the long-term management of the Company for the benefit of the shareholders.

   46          PINNACLE WEST CAPITAL CORPORATION

The Company's Guidelines are based on the officer's position and his or her base salary. The ownership requirements are shown below in respect of the indicated officer position:

Officer	Multiple of Base Salary
Chief Executive Officer	4 times Base Salary
APS President and all Executive and Senior Vice Presidents	2 times Base Salary
All Other Vice Presidents and Officers	1 times Base Salary

Each officer is expected to meet his or her ownership requirement within five years following the later of January 2010 or such officer's election (the "Phase-in Period"). In the event of (1) a promotion or a change in these Guidelines that would cause the officer to move into a higher multiple level or (2) a base salary increase of more than 20% over the officer's previous base salary, an officer will have an additional three years to meet his or her applicable ownership requirement.

The types of ownership arrangements counted toward the Guidelines are: common stock, whether held individually, jointly, or in trust with or for the benefit of an immediate family member; shares issued upon the vesting of RSUs or the payout of performance shares; and unvested RSUs to the extent they will result in the issuance of common stock to the officer.

Officers may not sell or otherwise transfer ("Dispose") any shares of Company stock received by them pursuant to any of the Company's compensation or benefit programs (net of shares sold or surrendered to meet tax withholding or exercise requirements) until his or her ownership requirement has been met. Thereafter, the officer may Dispose of any shares to the extent such transaction would not cause the officer's share ownership to fall below his or her applicable requirement. The retention requirement applies both during and after the Phase-in Period. In addition, officers may not pledge, margin, hypothecate, hedge, or otherwise grant an economic interest in any shares of Company stock whether or not his or her ownership requirement has been met. This restriction extends to the purchase or creation of any short sales, zero-cost collars, forward sales contracts, puts, calls, options or other derivative securities in respect of any shares of Company stock. If the officer does not attain compliance with his or her ownership requirement by the end of the Phase-in Period, any subsequent grants of equity compensation to such officer will be payable solely in shares of stock until the ownership requirement is met. Under the Guidelines, the CEO may grant exceptions for hardship and other special circumstances.

All of the Named Executive Officers are in compliance with the Guidelines.

 PINNACLE WEST CAPITAL CORPORATION          47

Summary Compensation Table

The following table provides information concerning the total compensation earned or paid to the Company's Named Executive Officers:

	Name and Principal Position	&zwsp;	Year	&zwsp;	Salary ($)	&zwsp;	Bonus ($)	&zwsp;	Stock Awards ($)[1]	&zwsp;	Non-Equity Incentive Plan Compensation ($)[2]	&zwsp;	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[3]	&zwsp;	All Other Compensation ($)[4]	&zwsp;	Total ($)	&zwsp;
	Donald E. Brandt,		2013		1,203,300		0		4,000,235		1,893,994		1,020,892		26,344		8,144,765
	Chairman of the Board,		2012		1,146,000		0		7,100,295		1,795,782		1,391,623		26,644		11,460,344
	President and CEO of the Company and APS		2011		1,091,000		0		3,900,218		1,636,500		1,272,236		25,242		7,925,196
&zwsp;	James R. Hatfield,	&zwsp;	2013	&zwsp;	540,000	&zwsp;	0	&zwsp;	700,005	&zwsp;	485,611	&zwsp;	347,743	&zwsp;	23,621	&zwsp;	2,096,980	&zwsp;
&zwsp;	Executive Vice	&zwsp;	2012	&zwsp;	515,000	&zwsp;	0	&zwsp;	500,260	&zwsp;	392,715	&zwsp;	319,091	&zwsp;	24,582	&zwsp;	1,751,648	&zwsp;
&zwsp;	President and Chief Financial Officer of the Company and APS	&zwsp;	2011	&zwsp;	490,000	&zwsp;	0	&zwsp;	750,279	&zwsp;	292,653	&zwsp;	284,440	&zwsp;	28,016	&zwsp;	1,845,388	&zwsp;
	Randall K. Edington,		2013		925,000		0		500,208		814,505		96,488		21,708		2,357,909
	Executive Vice		2012		900,000		0		500,260		716,775		2,990,713		4,021,498		9,129,246
	President and Chief Nuclear Officer, APS		2011		800,000		0		1,000,205		645,460		3,091,048		21,318		5,558,031
&zwsp;	David P. Falck,	&zwsp;	2013	&zwsp;	502,000	&zwsp;	0	&zwsp;	700,005	&zwsp;	454,059	&zwsp;	303,367	&zwsp;	28,764	&zwsp;	1,988,195	&zwsp;
&zwsp;	Executive Vice	&zwsp;	2012	&zwsp;	487,000	&zwsp;	0	&zwsp;	700,098	&zwsp;	354,171	&zwsp;	249,667	&zwsp;	28,771	&zwsp;	1,819,707	&zwsp;
&zwsp;	President and General Counsel of the Company and APS	&zwsp;	2011	&zwsp;	473,000	&zwsp;	0	&zwsp;	950,153	&zwsp;	282,499	&zwsp;	315,820	&zwsp;	31,895	&zwsp;	2,053,367	&zwsp;
	Donald G. Robinson,[5]		2013		241,622		0		1,400,231		202,912		21,755		10,253		1,876,773
	President and Chief		2012		685,000		0		1,400,290		824,055		2,519,027		21,457		5,449,829
	Operating Officer, APS		2011		610,000		0		1,520,079		647,820		2,992,575		21,372		5,791,846
&zwsp;	Mark A Schiavoni, Executive Vice President Operations, APS	&zwsp;	2013	&zwsp;	485,000	&zwsp;	0	&zwsp;	700,005	&zwsp;	446,219	&zwsp;	275,670	&zwsp;	25,373	&zwsp;	1,932,267	&zwsp;

1
This column reflects the aggregate grants of performance shares and RSUs, which are discussed under "2013 Compensation — Long-Term Incentives" in the CD&A and which are shown by individual grant on the Grants of Plan-Based Awards table. This column represents the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions made in our valuations are set forth in Note 16 of the Notes to Consolidated Financial Statements in the Pinnacle West/APS Annual Report on

   48          PINNACLE WEST CAPITAL CORPORATION

  Form 10-K for the fiscal year ended December 31, 2013 (the "2013 Form 10-K"). These amounts are allocated between the various equity grants as follows:

Name	RSUs ($)	Performance Shares ($)
Mr. Brandt	1,800,265	2,199,970
Mr. Hatfield	314,925	385,080
Mr. Edington	225,198	275,010
Mr. Falck	314,925	385,080
Mr. Robinson	630,291	769,940
Mr. Schiavoni	314,925	385,080

  The amounts included in the Summary Compensation Table for the 2013 Performance Shares, based on the probable outcome at the time of the grant, assume that the 2013 Performance Shares will be paid at 100% of the Base Grant. The 2013 Performance Shares amounts are calculated as follows:

Name	Grant Number of Performance Shares (#)	Award Value Reflected in Table ($)	Maximum Award Value ($)
Mr. Brandt	40,014	2,199,970	4,399,939
Mr. Hatfield	7,004	385,080	770,160
Mr. Edington	5,002	275,010	550,020
Mr. Falck	7,004	385,080	770,160
Mr. Robinson	14,004	769,940	1,539,880
Mr. Schiavoni	7,004	385,080	770,160

  There were no forfeitures in 2013.

2
These amounts represent the payments described under "2013 Compensation — Annual Cash Incentives" in the CD&A and, with respect to Mr. Edington, $1,675 for incentive payments received in connection with the outage incentive plans for the 2012 Fall and 2013 Spring and Fall refueling outages for Palo Verde Units 2, 1 and 3, respectively (collectively, the "Refueling Outages").

3
The amounts in this column for 2013 consist of: (i) the estimated aggregate change in the actuarial present value from December 31, 2012 to December 31, 2013 of each of the Named Executive Officer's accumulated benefits payable under all defined benefit and actuarial pension plans (including supplemental plans and employment agreements) as follows: Mr. Brandt — $976,740 (Mr. Brandt is currently eligible for retirement at a reduced retirement benefit; however, this amount represents the amount he would be entitled to receive at age 65, at which time he would receive the full retirement benefit); Mr. Hatfield — $344,108; Mr. Falck — $287,628; and Mr. Schiavoni — $268,774; (ii) the above-market portion of interest accrued under the deferred compensation plan as follows: Mr. Brandt — $44,152; Mr. Hatfield — $3,635; Mr. Edington — $96,488; Mr. Falck — $15,739; Mr. Robinson — $21,755; and Mr. Schiavoni — $6,896. Messrs. Edington and Robinson had a negative change in their pension value of $537,659 and $949,892, respectively. Although Mr. Edington's additional service and increased pay create an increase in the value of his projected monthly retirement benefits, this increase was offset by an overall reduction in value caused by increasing interest and discount rates applied to the calculations and fewer payments due to his

 PINNACLE WEST CAPITAL CORPORATION          49

  deferred retirement. The reduction in the present value of Mr. Robinson's benefits is the result of his death in 2013, which reduced the value of total expected payout, as payments will be issued only to his surviving spouse. We describe the special agreements we have with Mr. Edington regarding his benefits in the narrative disclosure accompanying this Summary Compensation Table and the Grants of Plan-Based Awards table. We describe the present value of Mr. Edington's accumulated benefits under our agreements with him and our pension plans in the Pension Benefits table.

4
The amounts in this column include the following amounts for each of the Named Executive Officers for 2013:

Mr. Brandt:
• Company's contribution under the 401(k) plan	11,475
• Perquisites and personal benefits consisting of a car allowance, annual physical and financial planning	14,583
• Insurance premium*	286

Mr. Hatfield:
• Company's contribution under the 401(k) plan	10,513
• Perquisites and personal benefits consisting of a car allowance, annual physical and financial planning	12,949
• Insurance premium*	159

Mr. Edington:
• Company's contribution under the 401(k) plan	11,475
• Perquisites and personal benefits consisting of a car allowance	10,000
• Insurance premium*	233

Mr. Falck:
• Company's contribution under the 401(k) plan	11,475
• Perquisites and personal benefits consisting of a car allowance, annual physical and financial planning	17,138
• Insurance premium*	151

Mr. Robinson:
• Company's contribution under the 401(k) plan	7,706
• Perquisites and personal benefits consisting of a car allowance	2,500
• Insurance premium*	47

Mr. Schiavoni:
• Company's contribution under the 401(k) plan	11,475
• Perquisites and personal benefits consisting of a car allowance and financial planning	13,750
• Insurance premium*	148

*
The insurance premium is paid in connection with an accidental death and dismemberment policy covering all officers and a business travel and accident policy covering all officers and directors.
5
Mr. Robinson retired from APS in April 2013.

   50          PINNACLE WEST CAPITAL CORPORATION

Grants of Plan-Based Awards

	Name	&zwsp;	Grant Date[1]	&zwsp;	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards							&zwsp;	Estimated Future Payouts Under Equity Incentive Plan Awards					&zwsp;	All Other Stock Awards: Number of Shares	&zwsp;	Grant Date Fair Value of Stock and Option Awards[2] ($)	&zwsp;
		&zwsp;		&zwsp;	Threshold ($)[3]	&zwsp;	Target ($)		&zwsp;	Maximum ($)		&zwsp;	Threshold (#)	&zwsp;	Target (#)	&zwsp;	Maximum (#)	&zwsp;	of Stock or Units (#)	&zwsp;		&zwsp;
	Donald E. Brandt
					601,650		1,203,300			2,406,600
			02/19/2013[4] (PS)										20,007		40,014		80,028				2,199,970
			02/19/2013[5] (RSU)																32,744		1,800,265
&zwsp;	James R. Hatfield	&zwsp;		&zwsp;		&zwsp;			&zwsp;			&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;		&zwsp;	1,620	&zwsp;	324,000		&zwsp;	648,000		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	02/19/2013[4] (PS)	&zwsp;		&zwsp;			&zwsp;			&zwsp;	3,502	&zwsp;	7,004	&zwsp;	14,008	&zwsp;		&zwsp;	385,080	&zwsp;
&zwsp;		&zwsp;	02/19/2013[5] (RSU)	&zwsp;		&zwsp;			&zwsp;			&zwsp;		&zwsp;		&zwsp;		&zwsp;	5,728	&zwsp;	314,925	&zwsp;
	Randall K. Edington
					2,775		462,500			925,000
			02/19/2013[4] (PS)										2,501		5,002		10,004				275,010
			02/19/2013[5] (RSU)																4,096		225,198
					1		125,000	[6]		125,000	[6]
							1,200	[7]
							1,200	[7]
&zwsp;	David P. Falck	&zwsp;		&zwsp;		&zwsp;			&zwsp;			&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;		&zwsp;	1,506	&zwsp;	301,200		&zwsp;	602,400		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	02/19/2013[4] (PS)	&zwsp;		&zwsp;			&zwsp;			&zwsp;	3,502	&zwsp;	7,004	&zwsp;	14,008	&zwsp;		&zwsp;	385,080	&zwsp;
&zwsp;		&zwsp;	02/19/2013[5] (RSU)	&zwsp;		&zwsp;			&zwsp;			&zwsp;		&zwsp;		&zwsp;		&zwsp;	5,728	&zwsp;	314,925	&zwsp;
	Donald G. Robinson
					256,875		513,750			1,027,500
			02/19/2013[4] (PS)										7,002		14,004		28,008				769,940
			02/19/2013[5] (RSU)																11,464		630,291
&zwsp;	Mark A. Schiavoni	&zwsp;		&zwsp;		&zwsp;			&zwsp;			&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;		&zwsp;	1,455	&zwsp;	291,000		&zwsp;	582,000		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	02/19/2013[4] (PS)	&zwsp;		&zwsp;			&zwsp;			&zwsp;	3,502	&zwsp;	7,004	&zwsp;	14,008	&zwsp;		&zwsp;	385,080	&zwsp;
&zwsp;		&zwsp;	02/19/2013[5] (RSU)	&zwsp;		&zwsp;			&zwsp;			&zwsp;		&zwsp;		&zwsp;		&zwsp;	5,728	&zwsp;	314,925	&zwsp;

1
In this column the abbreviation "PS" means performance share awards and "RSU" means restricted stock unit awards.

2
The amount in this column represents the full grant date fair value for financial reporting purposes for the 2013 Performance Shares and RSUs. We describe the 2013 Performance Shares and RSUs under "2013 Compensation — Long-Term Incentives" in the CD&A.

 PINNACLE WEST CAPITAL CORPORATION          51

3
As required by SEC rules, the "Estimated Possible Payouts" represent the "threshold," "target," and "maximum" payouts the Named Executive Officers were eligible to receive under the 2013 Incentive Plans, although any awards were subject to the discretion of the Committee. The actual awards paid to the Named Executive Officers under the 2013 Incentive Plans are disclosed in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table. With respect to Messrs. Hatfield, Falck and Schiavoni, the minimum amount each officer would have been eligible to receive was calculated based on earnings achieving 1% and no achievement of any of the business unit performance metrics. The minimum amount Mr. Edington would have been eligible to receive was calculated based on the business unit performance metrics achieving 1% and no achievement of the earnings metric. See "2013 Compensation — Annual Cash Incentives" in the CD&A for additional information about the 2013 Incentive Plans.

4
This amount represents the 2013 Performance Shares described under "2013 Compensation — Long-Term Incentives — Performance Shares" in the CD&A. In accordance with SEC rules, we valued the awards based on the probable outcome at the time of the grant, which assumes the grant will be paid at 100% of the Base Grant and, in accordance with FASB ASC Topic 718, the closing stock price on the date of the grant. There were no forfeitures in 2013.

5
This amount represents the 2013 RSU awards described under "2013 Compensation — Long-Term Incentives — RSUs" in the CD&A. In accordance with FASB ASC Topic 718, we valued the RSUs using the number of RSUs awarded multiplied by the closing stock price on the date of the grant. There were no forfeitures in 2013.

6
This amount represents the dollar value of the 2013 Palo Verde Specific Compensation Opportunity described under "2013 Compensation — Annual Cash Incentives" in the CD&A. The actual amount paid to Mr. Edington is included in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

7
These amounts represent the payout opportunity under the outage incentive plans for the Refueling Outages. These incentive plans do not provide for a threshold or maximum payment.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

See the CD&A for further information regarding the terms of awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards table, and for discussions regarding the formulas or criteria to be applied in determining the amounts payable, vesting schedules, and the treatment of dividends.

The Company does not have formal employment agreements with its Named Executive Officers; however we typically enter into offer letters with new executive officers. Grants of RSUs that were made to Messrs. Hatfield, Falck and Schiavoni in connection with their offer letters that were outstanding in 2013 or that vested in 2013 are reflected in the Outstanding Equity Awards at Fiscal Year End table and the Option Exercises and Stock Vested table. Deferred compensation credits granted to Mr. Falck are discussed under the heading "Discussion of Nonqualified Deferred Compensation."

APS and Mr. Edington executed an offer letter dated December 20, 2006. The remaining portions of that letter still in effect are lifetime medical coverage for Mr. Edington and his

   52          PINNACLE WEST CAPITAL CORPORATION

spouse and a total pension benefit (including the benefit due under the Company's qualified plan, general non-qualified plan, and the 2008 Agreement discussed below) that will accrue at 10% per year, up to a maximum of 60%, and which benefit vested in January 2012. The percentage is applied to his final average wage (highest 3 years in the final 10 years of employment and includes both base salary and annual incentives) to determine his lifetime benefit. In addition, retention units granted to him in January 2007 are also included in the calculation of pension benefits. The vested pension benefit will be paid to Mr. Edington in two forms: one-half of the benefit will be paid to him in a lump sum; and the second half of the benefit will be paid in a 100% joint and survivor annuity. Mr. Edington's offer letter also provides that he will participate in specific Palo Verde annual incentive opportunities. The specific incentive opportunity for 2013 is set forth in the CD&A under "2013 Compensation — Annual Cash Incentives."

In recognition of Mr. Edington's significant contributions to Palo Verde's improvement since he joined APS in early 2007 and his critical role in returning Palo Verde to long-term excellence, on July 18, 2008, APS and Mr. Edington entered into a letter agreement (the "2008 Agreement"). No part of that agreement is still in effect.

In December 2008, APS and Mr. Edington entered into a supplemental agreement further defining Mr. Edington's pension benefits as set forth in the December 20, 2006 letter.

In June 2012, the Committee approved a supplemental agreement for Mr. Edington in order to incentivize the retention of his critical skills and nuclear expertise (the "2012 Supplemental Agreement"). This agreement provides:

•
Mr. Edington's base salary increased to $900,000 effective January 1, 2012, increased to $925,000 effective January 1, 2013, and will increase to $950,000 effective January 1, 2014;

•
the Company will provide interest-bearing, deferred compensation credits to Mr. Edington consisting of $350,000 as of January 1, 2012; $350,000 as of January 1, 2013; and $350,000 as of January 1, 2014. The discretionary credits will vest on December 31, 2014, if Mr. Edington is employed by the Company on that date, and will be payable over a 10-year period following his termination of employment (the "Edington DCP Discretionary Credits");

•
as of December 31, 2013, Mr. Edington's existing supplemental pension benefit set forth in the 2008 Agreement increased by an amount equal to 5% of the benefit otherwise payable. If Mr. Edington is actively employed with the Company on December 31, 2014, the supplemental pension benefit will increase by an amount equal to 10% (inclusive of the preceding 5% increase) of the benefit otherwise payable;

•
if Mr. Edington terminates his employment after December 31, 2014, within six months thereafter decides to relocate from Arizona, and is unable to recover the original purchase price on the sale of his residence in Arizona (after making reasonable efforts to do so), the Company will purchase his home for the original purchase price. The Company will then resell the home, so the Company's financial exposure, if any, will be the difference between the sales price and the original purchase price. The Company believes the terms of this home purchase arrangement, including its conditions, appropriately balance the desire to retain Mr. Edington's services compared to the modest economic exposure to the Company, if any; and

 PINNACLE WEST CAPITAL CORPORATION          53

•
RSUs awarded to Mr. Edington in 2011 and 2012 were amended to provide that they will vest in full on Mr. Edington's retirement if it occurs on or after December 31, 2014.

Consistent with Mr. Edington's 2011 and 2012 RSU grants, the 2013 RSU grant will also vest in full on Mr. Edington's retirement if it occurs on or after December 31, 2014. Any unvested portion of the 2013 RSU grant will also vest in full in the event of Mr. Edington's death or disability before the end of the vesting period.

APS pays 29.1% of Mr. Edington's compensation expense. The balance is reimbursed to APS by the other owners of Palo Verde.

Outstanding Equity Awards at Fiscal Year-End

	Name	&zwsp;	Stock Awards							&zwsp;
		&zwsp;	Number of Shares or Units of Stock That Have Not Vested (#)	&zwsp;	Market Value of Shares or Units of Stock That Have Not Vested ($)[1]	&zwsp;	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	&zwsp;	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[1]	&zwsp;
	Donald E. Brandt
			33,265[2] (RSUs)		1,760,383		41,288[9] (PS at target)		2,184,961
			70,252[3] (Retention Grant)		3,717,736		89,791[10] (PS at maximum)		4,751,739
			26,597[4] (RSUs)		1,407,513		80,492[11] (PS at maximum)		4,259,637
			12,132[5] (Supp RSUs)		642,026
			19,052[6] (RSUs)		1,008,231
			8,520[7] (RSUs)		450,878
	James R. Hatfield	&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	5,910[2] (RSUs)	&zwsp;	312,757	&zwsp;	7,227[9] (PS at target)	&zwsp;	382,453	&zwsp;
&zwsp;		&zwsp;	3,830[4] (RSUs)	&zwsp;	202,684	&zwsp;	12,472[10] (PS at maximum)	&zwsp;	660,019	&zwsp;
&zwsp;		&zwsp;	3,372[5] (Supp RSUs)	&zwsp;	178,446	&zwsp;	13,420[11] (PS at maximum)	&zwsp;	710,187	&zwsp;
&zwsp;		&zwsp;	3,355[6] (RSUs)	&zwsp;	177,546	&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	1,255[7] (RSUs)	&zwsp;	66,415	&zwsp;		&zwsp;		&zwsp;

   54          PINNACLE WEST CAPITAL CORPORATION

	Name	&zwsp;	Stock Awards							&zwsp;
		&zwsp;	Number of Shares or Units of Stock That Have Not Vested (#)	&zwsp;	Market Value of Shares or Units of Stock That Have Not Vested ($)[1]	&zwsp;	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	&zwsp;	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[1]	&zwsp;
	Randall K. Edington
			4,226[2] (RSUs)		223,640		5,161[9] (PS at target)		273,120
			3,830[4] (RSUs)		202,684		12,472[10] (PS at maximum)		660,019
			6,736[5] (Supp RSUs)		356,469		13,420[11] (PS at maximum)		710,187
			3,355[6] (RSUs)		177,546
			1,961[7] (RSUs)		103,776
&zwsp;	David P. Falck	&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	5,819[2] (RSUs)	&zwsp;	307,942	&zwsp;	7,227[9] (PS at target)	&zwsp;	382,453	&zwsp;
&zwsp;		&zwsp;	5,172[4] (RSUs)	&zwsp;	273,702	&zwsp;	17,459[10] (PS at maximum)	&zwsp;	923,930	&zwsp;
&zwsp;		&zwsp;	3,372[5] (Supp RSUs)	&zwsp;	178,446	&zwsp;	18,782[11] (PS at maximum)	&zwsp;	993,943	&zwsp;
&zwsp;		&zwsp;	4,571[6] (RSUs)	&zwsp;	241,897	&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	2,745[7] (RSUs)	&zwsp;	145,266	&zwsp;		&zwsp;		&zwsp;
	Donald G. Robinson
			0[8]		0[8]		14,450[9] (PS at target)		764,694
							34,922[10] (PS at maximum)		1,848,073
							28,711[11] (PS at maximum)		1,519,387
&zwsp;	Mark A. Schiavoni	&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	5,842[2] (RSUs)	&zwsp;	309,159	&zwsp;	7,227[9] (PS at target)	&zwsp;	382,453	&zwsp;
&zwsp;		&zwsp;	2,957[4] (RSUs)	&zwsp;	156,484	&zwsp;	9,978[10] (PS at maximum)	&zwsp;	528,035	&zwsp;
&zwsp;		&zwsp;	3,372[5] (Supp RSUs)	&zwsp;	178,446	&zwsp;	10,734[11] (PS at maximum)	&zwsp;	568,044	&zwsp;
&zwsp;		&zwsp;	2,684[6] (RSUs)	&zwsp;	142,037	&zwsp;		&zwsp;		&zwsp;
&zwsp;		&zwsp;	1,530[7] (RSUs)	&zwsp;	80,968	&zwsp;		&zwsp;		&zwsp;

1
The amount in this column is calculated by multiplying the closing market price of our common stock at the end of 2013 ($52.92 per share as of December 31, 2013) by the

 PINNACLE WEST CAPITAL CORPORATION          55

  number of RSUs, performance shares ("PS") and corresponding dividend rights (and interest thereon) that will be paid in stock, listed for the specified officer.

2
This amount represents (i) the RSUs awarded in 2013 that are described, with their vesting and release schedule, under "2013 Compensation — Long-Term Incentives — RSUs" in the CD&A as follows: Mr. Brandt — 32,744; Mr. Hatfield — 5,728; Mr. Edington — 4,096; Mr. Falck — 5,728; and Mr. Schiavoni — 5,728; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 521; Mr. Hatfield — 182; Mr. Edington — 130; Mr. Falck — 91; and Mr. Schiavoni — 114.

3
This amount represents the one-time special Retention Grant of RSUs to Mr. Brandt. Under the terms of this grant, Mr. Brandt may, depending upon Company performance, receive up to 84,362 RSUs if he is employed through December 31, 2016 (the "Receipt Date"). Mr. Brandt will receive 67,489 shares (the "Target Grant") if the Company's average return on equity over the period from December 19, 2012 until the Receipt Date (the "Performance Period") meets or exceeds 8.75% (the "Target ROE"). In addition, the Committee may, in its discretion award Mr. Brandt up to another 25% of the Target Grant (for a maximum total of 84,362 shares) based upon the Committee's evaluation of Mr. Brandt's overall leadership during the Performance Period. If the Company's average return on equity over the Performance Period is less than the Target ROE, Mr. Brandt will receive 75% of the Target Grant (50,617 shares). The table reflects the Target Grant amount plus 2,763 additional RSUs resulting from notional dividends that will be paid in stock.

4
This amount represents (i) the remaining RSUs awarded in 2012 as follows: Mr. Brandt — 25,638; Mr. Hatfield — 3,564; Mr. Edington — 3,564; Mr. Falck — 4,986; and Mr. Schiavoni — 2,850; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 959; Mr. Hatfield — 266; Mr. Edington — 266; Mr. Falck — 186; and Mr. Schiavoni — 107. The 2012 RSUs vest and are released in 25% increments beginning on February 20, 2013, so they will be fully vested on February 19, 2016.

5
This amount represents (i) the Supplemental RSUs awarded in 2011 that have not yet vested as follows: Mr. Brandt — 10,790; Mr. Hatfield — 2,998; Mr. Edington — 5,994; Mr. Falck — 2,998; and Mr. Schiavoni — 2,998; and (ii) additional Supplemental RSUs resulting from notional dividends as follows: Mr. Brandt — 1,342; Mr. Hatfield — 374; Mr. Edington — 742; Mr. Falck — 374; and Mr. Schiavoni — 374. The Supplemental RSUs vested 50% on February 15, 2013, and the remaining Supplemental RSUs in the table will vest 25% on February 15, 2014, and 25% on February 15, 2015, provided the recipient is employed by the Company or one of its subsidiaries on the applicable vesting date. The Supplemental RSUs are not released to the recipient until the recipient's retirement, death, disability or separation of employment from the Company.

6
This amount represents (i) the remaining RSUs awarded in 2011 as follows: Mr. Brandt — 17,982; Mr. Hatfield — 2,998; Mr. Edington — 2,998; Mr. Falck — 4,196; and Mr. Schiavoni — 2,398; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 1,070; Mr. Hatfield — 357; Mr. Edington — 357; Mr. Falck — 375; and Mr. Schiavoni — 286. The 2011 RSUs vest and are released in 25% increments beginning on February 17, 2012, so they will be fully vested on February 20, 2015.

   56          PINNACLE WEST CAPITAL CORPORATION

7
This amount represents (i) the remaining RSUs awarded in 2010 as follows: Mr. Brandt — 7,825; Mr. Hatfield — 1,066; Mr. Edington — 1,665; Mr. Falck — 2,331; and Mr. Schiavoni — 1,299; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 695; Mr. Hatfield — 189; Mr. Edington — 296; Mr. Falck — 414; and Mr. Schiavoni — 231. The 2010 RSUs vest and are released in 25% increments beginning on February 20, 2011, so they will be fully vested on February 20, 2014.

8
Mr. Robinson retired in April 2013. Upon his retirement, he became fully vested in any outstanding RSU grants except for any unvested Supplemental RSUs.

9
This amount represents: (i) the 2013 Performance Shares — SEC rules require us to assume a number of shares equal to the target (100% of Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2015; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 1,274; Mr. Hatfield — 223; Mr. Edington — 159; Mr. Falck — 223; Mr. Robinson — 446; and Mr. Schiavoni — 223. The 2013 Performance Shares are described with their vesting schedule under "2013 Compensation — Long-Term Incentives — Performance Shares" in the CD&A.

10
This amount represents: (i) the performance shares issued in 2012 — SEC rules require us to assume a number of shares equal to the maximum (200% of the Base Grant) payout level of these performance shares, although the actual number of shares awarded, if any, will not be determined until after the end of the performance period, which ends on December 31, 2014; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 6,247; Mr. Hatfield — 868; Mr. Edington — 868; Mr. Falck — 1,215; Mr. Robinson — 2,430; and Mr. Schiavoni — 694. If the 2012 performance share grant pays at the target (100% of Base Grant) level, including dividends and interest thereon payable in stock, the amounts would be as follows:

Name	Units at Target (#)	Payout Value ($)
Donald E. Brandt	44,895	2,375,843
James R. Hatfield	6,236	330,009
Randall K. Edington	6,236	330,009
David P. Falck	8,729	461,938
Donald G. Robinson	17,461	924,036
Mark A. Schiavoni	4,989	264,018

  The 2012 performance shares have a performance period beginning on January 1, 2012 and ending on December 31, 2014; however, the payout, if any, will not be determined until February 2015 for the portion tied to TSR and October 2015 for the portion tied to the six operational performance metrics. These are the dates the Company anticipates that we will have the information necessary to determine whether, and to what extent, these metrics have been met.

11
This amount represents the performance shares issued in 2011. The performance period for these performance shares ended December 31, 2013; however, the payout was not

 PINNACLE WEST CAPITAL CORPORATION          57

  determined until February 2014 for the portion tied to TSR and the payout, if any, for the portion tied to the six operational performance metrics will not be determined until October 2014, which is when the Company anticipates that we will have the information necessary to determine whether, and to what extent, the six performance metrics were met. SEC rules require us to (i) assume a number of shares equal to the maximum (200% of Base Grant) payout level for the 2011 performance shares; and (ii) accrued dividend rights (and interest thereon) that will be paid in stock as follows: Mr. Brandt — 8,564; Mr. Hatfield — 1,428; Mr. Edington — 1,428; Mr. Falck — 1,998; Mr. Robinson — 3,055; and Mr. Schiavoni — 1,142. If the 2011 performance share grant pays at the target (100% of Base Grant) level, the amounts would be as follows:

Name	Units at Target (#)	Payout Value ($)
Donald E. Brandt	40,246	2,129,818
James R. Hatfield	6,710	355,093
Randall K. Edington	6,710	355,093
David P. Falck	9,391	496,972
Donald G. Robinson	14,355	759,667
Mark A. Schiavoni	5,367	284,021

Option Exercises and Stock Vested

Name	&zwsp;	Stock Awards			&zwsp;
	&zwsp;	Number of Shares Acquired on Vesting (#)[1]	&zwsp;	Value Realized on Vesting ($)[2]	&zwsp;
Donald E. Brandt		101,893		5,660,168
James R. Hatfield	&zwsp;	15,917	&zwsp;	881,878	&zwsp;
Randall K. Edington		25,375		1,404,937
David P. Falck	&zwsp;	29,880	&zwsp;	1,660,299	&zwsp;
Donald G. Robinson		61,646		3,486,307
Mark A. Schiavoni	&zwsp;	17,335	&zwsp;	962,026	&zwsp;

1
The amount in this column consists of: (i) RSUs that were granted to all of the Named Executive Officers in February 2012 that vested and were released in part on February 20, 2013 as follows: Mr. Brandt — 8,546; Mr. Hatfield — 1,188; Mr. Edington — 1,188; Mr. Falck — 1,662; Mr. Robinson — 3,324; and Mr. Schiavoni — 950; dividend rights (and interest thereon) payable in stock earned on RSUs granted in February 2012 and released in part on February 20, 2013 as follows: Mr. Brandt — 170; Mr. Hatfield — 47; Mr. Edington — 47; Mr. Falck — 33; Mr. Robinson — 66; and Mr. Schiavoni — 19; (ii) RSUs that were granted to all of the Named Executive Officers in February 2011 that vested and were released in part on February 20, 2013 as follows: Mr. Brandt — 8,991; Mr. Hatfield — 1,499; Mr. Edington — 1,499; Mr. Falck — 2,098; Mr. Robinson — 3,207; and Mr. Schiavoni — 1,199; dividend rights (and interest thereon) payable in stock

   58          PINNACLE WEST CAPITAL CORPORATION

  earned on RSUs granted in February 2011 and released in part on February 20, 2013 as follows: Mr. Brandt — 363; Mr. Hatfield — 121; Mr. Edington — 121; Mr. Falck — 170; Mr. Robinson — 130; and Mr. Schiavoni — 48; (iii) RSUs that were granted to all of the Named Executive Officers in January 2010 that vested and were released in part on February 20, 2013 as follows: Mr. Brandt — 7,825; Mr. Hatfield — 1,066; Mr. Edington — 1,665; Mr. Falck — 2,331; Mr. Robinson — 2,947; and Mr. Schiavoni — 1,299; dividend rights (and interest thereon) payable in stock earned on RSUs granted in January 2010 and released on February 20, 2013 as follows: Mr. Brandt — 529; Mr. Hatfield — 144; Mr. Edington — 225; Mr. Falck — 315; Mr. Robinson — 199; and Mr. Schiavoni — 176; (iv) RSUs that were granted to Messrs. Brandt, Hatfield, Edington and Robinson in February 2009, Mr. Falck in July 2009 and Mr. Schiavoni in April 2009 that vested and were released in part on February 20, 2013 as follows: Mr. Brandt — 7,438; Mr. Hatfield — 875; Mr. Edington — 2,000; Mr. Falck — 3,250; Mr. Robinson — 3,313; and Mr. Schiavoni — 1,000; (v) 11,464 RSUs granted to Mr. Robinson in February 2013, 9,972 RSUs granted to Mr. Robinson in February 2012, 6,414 RSUs granted to Mr. Robinson in February 2011, and 2,947 RSUs granted to Mr. Robinson in February 2010, dividend rights (and interest thereon) payable in stock earned on those RSUs consisting of 379 on the 2012 RSUs, 495 on the 2011 RSUs, and 380 on the 2010 RSUs, in all cases that vested (but were not released) on April 3, 2013; (vi) Supplemental RSUs that were granted to all of the Named Executive Officers in February 2011 and that vested in part on February 15, 2013 (but were not released) (the "February Supplemental RSUs") as follows: Mr. Brandt — 10,790; Mr. Hatfield — 2,998; Mr. Edington — 5,994; Mr. Falck — 2,998; Mr. Robinson — 5,394; and Mr. Schiavoni — 2,998; (vii) additional RSUs resulting from notional dividends on the Supplemental RSUs that vested, but were not released, on the following dates in 2013:

Name	February 15	March 1	June 3	September 3	December 2
Donald E. Brandt	863	113	113	122	128
James R. Hatfield	239	31	32	34	36
Randall K. Edington	480	63	63	68	71
David P. Falck	239	31	32	34	36
Donald G. Robinson	432	57	0	0	0
Mark A. Schiavoni	239	31	32	34	36

  and (viii) performance shares that were granted to all of the Named Executive Officers in January 2010, which were based on a performance period of January 1, 2010 to December 31, 2012, and which were released in 2013 when the Company had the information needed to determine whether, and to what extent, the applicable performance criteria were met, as follows: performance shares related to TSR were released on February 19, 2013 as follows: Mr. Brandt — 24,633; Mr. Hatfield — 3,352; Mr. Edington — 5,240; Mr. Falck — 7,337; Mr. Robinson — 9,276; and Mr. Schiavoni — 4,086; dividend rights (and interest thereon) payable in stock on the performance shares released on February 19, 2013 as follows: Mr. Brandt — 3,320; Mr. Hatfield — 452; Mr. Edington — 706; Mr. Falck — 989; Mr. Robinson — 1,250; and Mr. Schiavoni — 551; and performance shares related to the six operational performance metrics were released on October 22, 2013 as follows: Mr. Brandt — 24,257; Mr. Hatfield — 3,301; Mr. Edington — 5,160; Mr. Falck — 7,225; and Mr. Schiavoni — 4,024; and dividend

 PINNACLE WEST CAPITAL CORPORATION          59

  rights (and interest thereon) payable in stock on the performance shares released on October 22, 2013 as follows: Mr. Brandt — 3,692; Mr. Hatfield — 502; Mr. Edington — 785; Mr. Falck — 1,100; and Mr. Schiavoni — 613. Mr. Robinson's vested Supplemental RSUs were released in April 2013 when he retired.

2
The values realized for the RSUs, Supplemental RSUs and the performance shares are calculated by multiplying the number of shares of stock or units released or vested by the market value of the common stock on the release or vesting date, which: (i) for the RSUs released on February 20, 2013 was $54.80; (ii) for the RSUs vested on April 3, 2013 was $57.60; (iii) for the Supplemental RSUs vested on February 15, 2013 was $54.34; (iv) for the Supplemental RSUs vested on March 1, 2013 was $56.04; (v) for the Supplemental RSUs vested on June 3, 2013 was $56.53; (vi) for the Supplemental RSUs vested on September 3, 2013 was $53.12; (vii) for the Supplemental RSUs vested on December 2, 2013 was $53.01; (viii) for the performance shares released on February 19, 2013 was $54.98; and (ix) for the performance shares released on October 22, 2013 was $57.55.

Pension Benefits

The Pension Benefits table below includes estimates of the potential future pension benefits for each Named Executive Officer based on the actuarial assumptions used for financial reporting purposes, such as the life expectancy of each Named Executive Officer and his spouse and "discount rates."

	Name	&zwsp;	Plan Name	&zwsp;	Number of Years Credited Service (#)	&zwsp;	Present Value of Accumulated Benefits ($)[1]	&zwsp;	Payments During Last Fiscal Year ($)	&zwsp;
	Donald E. Brandt[2]		Retirement Plan		11		300,025		0
			Supplemental Plan		11		5,774,646		0
	James R. Hatfield[3]	&zwsp;	Retirement Plan	&zwsp;	6	&zwsp;	100,305	&zwsp;	0	&zwsp;
&zwsp;		&zwsp;	Supplemental Plan	&zwsp;	6	&zwsp;	1,313,661	&zwsp;	0	&zwsp;
	Randall K. Edington[4]		Retirement Plan		7		129,397		0
			Supplemental Plan		7		2,914,952		0
			Employment Agreements		N/A		9,309,853		0
	David P. Falck[5]	&zwsp;	Retirement Plan	&zwsp;	5	&zwsp;	85,822	&zwsp;	0	&zwsp;
&zwsp;		&zwsp;	Supplemental Plan	&zwsp;	5	&zwsp;	965,381	&zwsp;	0	&zwsp;
	Donald G. Robinson[6]		Retirement Plan		31		967,808		413,664
			Supplemental Plan		25		9,675,908		404,683
	Mark A. Schiavoni[7]	&zwsp;	Retirement Plan	&zwsp;	5	&zwsp;	87,571	&zwsp;	0	&zwsp;
&zwsp;		&zwsp;	Supplemental Plan	&zwsp;	5	&zwsp;	853,376	&zwsp;	0	&zwsp;

1
See Note 8 of the Notes to Consolidated Financial Statements in the 2013 Form 10-K for additional information about the assumptions used by the Company in calculating pension obligations.

2
The amounts shown are the present values of Mr. Brandt's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and as an annuity to be paid

   60          PINNACLE WEST CAPITAL CORPORATION

  under the Supplemental Plan, both at age 65, which is the earliest Mr. Brandt could retire with no reduction in benefits. See the following "Discussion of Pension Benefits."

3
The amounts shown are the present values of Mr. Hatfield's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and as an annuity to be paid under the Supplemental Plan.

4
The amounts shown are the present values of Mr. Edington's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and his employment agreements, and as an annuity for the Supplemental Plan. Mr. Edington's employment agreements are described in the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table.

5
The amounts shown are the present values of Mr. Falck's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and an annuity to be paid under the Supplemental Plan.

6
The amounts shown are the values of Mr. Robinson's accumulated benefits as of the date of his retirement. See the following "Discussion of Pension Benefits."

7
The amounts shown are the present values of Mr. Schiavoni's accumulated benefits to be paid as an annuity and lump sum for the Retirement Plan and as an annuity to be paid under the Supplemental Plan.

Discussion of Pension Benefits

Retirement Plan and Supplemental Plan.    The Company's Retirement Plan is a tax-qualified, non-contributory retirement plan for salaried and hourly employees. The Supplemental Plan provides retirement benefits for key salaried employees, in addition to those provided under the Retirement Plan. The Supplemental Plan pays only the difference between the total benefit payable under the Supplemental Plan and the benefit payable under the Retirement Plan. As a result, an executive who participates in the Supplemental Plan does not receive duplicative benefits.

Prior to April 1, 2003, benefits under the Retirement Plan and the Supplemental Plan (the "Traditional Formula Benefit") accrued in accordance with a traditional retirement plan formula based on average annual compensation and years of service (the "Traditional Formula"). Effective April 1, 2003, the Company changed the benefit accrual formula for both the Retirement Plan and the Supplemental Plan (the "Account Balance Benefit") to a retirement account balance formula (the "Account Balance Formula"). As part of the modification, all then current participants were able to elect to either (1) continue to earn benefits calculated under the Traditional Formula, or (2) earn benefits calculated (A) under the Traditional Formula for service through March 31, 2003, and (B) under the Account Balance Formula for service after that date. Messrs. Brandt's and Robinson's benefits are calculated under the combined Traditional Formula/Account Balance Formula. Messrs. Hatfield's, Falck's and Schiavoni's benefits are calculated under the Account Balance Formula. Mr. Edington's benefits under the Retirement Plan are calculated under the Account Balance Formula. His benefits under the Supplemental Plan are calculated in accordance with his employment agreements with the Company, which are described in the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table.

 PINNACLE WEST CAPITAL CORPORATION          61

Under the Traditional Formula of the Supplemental Plan, a participant's monthly benefit for life beginning at normal retirement age (age 65 or age 60 with 20 years of service) is equal to the following:

•
3% of the participant's average monthly compensation multiplied by the participant's first 10 years of service, plus

•
2% of the participant's average monthly compensation multiplied by the participant's next 15 years of service, minus

•
benefits payable under the Retirement Plan.

A participant's Traditional Formula Benefit under the Retirement Plan is a monthly benefit for life beginning at normal retirement age and is equal to the participant's average monthly compensation multiplied by 1.65% for the first 33 years of service, plus 1% of average monthly compensation for each year of service credited in excess of 33 years. A participant's Traditional Formula Benefit begins when the participant reaches age 65 with 5 years of service or age 60 with 33 years of service. The maximum Traditional Formula Benefit a participant may receive under both the Retirement Plan and the Supplemental Plan is a monthly benefit of 60% of the participant's average monthly compensation.

Under both the Supplemental Plan and the Retirement Plan, a participant may elect to begin receiving the Traditional Formula Benefit after attaining early retirement age, which is defined as age 55 with 10 years of service. The Traditional Formula Benefit of an individual who makes this election is reduced to reflect the early commencement of benefits. Under the Supplemental Plan, the reduction equals 3% per year for each year for which the individual receives benefits prior to normal retirement and under the Retirement Plan, if the individual has more than 20 years of service, the reduction equals 3% per year for each year for which the individual receives benefits prior to normal retirement, and if the individual has less than 20 years of service, the benefit is actuarially reduced for each year for which the individual receives benefits prior to normal retirement. Mr. Brandt currently qualifies for early retirement, but not normal retirement, under the Retirement Plan and the Supplemental Plan. Messrs. Hatfield, Edington, Falck and Schiavoni do not currently qualify for early or normal retirement under either the Supplemental Plan or the Retirement Plan. Mr. Robinson retired in April 2013.

Under the Account Balance Formula, a notional account is established for each eligible participant and benefits are generally payable at termination of employment. The Company credits monthly amounts to a participant's account.

Under the Supplemental Plan, Company credits are based on the following formula:

Age at End of Plan Year	&zwsp;	Percent of Monthly Compensation Contribution Rate (%)	&zwsp;
Less than 35		12
35-39	&zwsp;	14	&zwsp;
40-44		16
45-49	&zwsp;	20	&zwsp;
50-54		24
55 and over	&zwsp;	28	&zwsp;

   62          PINNACLE WEST CAPITAL CORPORATION

Company credits under the Supplemental Plan stop at the end of the year in which a participant attains 25 years of service (the "25-Year Cap").

Under the Retirement Plan, Company credits are based on the following formula:

Age Plus Whole Years of Service at End of Plan Year	&zwsp;	Percent of Monthly Compensation Contribution Rate (%)	&zwsp;
Less than 40		4
40-49	&zwsp;	5	&zwsp;
50-59		6
60-69	&zwsp;	7	&zwsp;
70-79		9
80 and over	&zwsp;	11	&zwsp;

In addition, participants in the Retirement Plan on December 31, 2002 are eligible for up to 10 years of transition credits based on age and years of service (with the maximum transition credit being equal to 2.75% of average monthly compensation).

For purposes of calculating the Traditional Formula Benefit and the Account Balance Benefit under the Retirement Plan, compensation consists solely of base salary up to $255,000, including any employee contributions under the Company's 401(k) plan, flexible benefits plan and qualified transportation arrangement under Section 132(f) of the Code. Amounts voluntarily deferred under other deferred compensation plans, bonuses and incentive pay are not taken into account under the Retirement Plan. The Supplemental Plan takes these amounts into account (with certain exceptions) plus base salary beyond the $255,000 limit. In addition, the retention units granted in December 2006 and January 2007 are included in compensation under the Supplemental Plan.

For purposes of the Traditional Formula under the Retirement Plan, the average monthly compensation is the average of the highest 36 consecutive months of compensation in the final 10 years of employment; under the Supplemental Plan, the average monthly compensation is the average of the highest 36 consecutive months of compensation during employment. For purposes of the Account Balance Formula, contributions are based on the participant's then current monthly compensation calculated as described above.

A participant's years of service begin accruing on the date of employment. However, benefits do not vest until the completion of three years of service. Under both the Retirement Plan and the Supplemental Plan, benefits are generally payable, as the participant elects, in the form of a level annuity, with or without survivorship, or a lump sum. However, Traditional Formula Benefits generally are not available as a lump sum, but are paid in the form of an annuity. Optional benefit forms are of relatively equal actuarial value under the Retirement Plan. Under the Supplemental Plan, the 50% joint and survivor benefit form is fully subsidized, and the other benefit forms are partially subsidized. The Supplemental Plan offers an optional five-year certain form of payment (payable in 60 monthly installments).

 PINNACLE WEST CAPITAL CORPORATION          63

Effective January 1, 2011, the Supplemental Plan was amended to reduce the Company credits for individuals who became participants on or after January 1, 2011 to the levels listed in the following table:

Age at End of Plan Year	&zwsp;	Percent of Monthly Compensation Contribution Rate (%)	&zwsp;
Less than 35		8
35-39	&zwsp;	9	&zwsp;
40-44		10
45-49	&zwsp;	12	&zwsp;
50-54		15
55 and over	&zwsp;	18	&zwsp;

In addition, individuals who became participants in the Supplemental Plan on or after January 1, 2011 are no longer entitled to receive a fully subsidized 50% joint and survivor annuity form of benefit, but the 25-Year Cap has been eliminated. Prior to the amendment, participants who were promoted to officer status were entitled to retroactive treatment as an officer for their entire period of employment. This feature has been eliminated for individuals promoted to officer status on or after January 1, 2011.

Pursuant to the 2012 Supplemental Agreement, because Mr. Edington was actively employed by APS on December 31, 2013, the supplemental pension benefit amount calculated in accordance with the 2008 Agreement was increased by an amount equal to 5% of the benefit that would have otherwise been payable. If Mr. Edington is actively employed by the Company on December 31, 2014, the supplemental pension benefit amount calculated in accordance with the 2008 Agreement will be increased by an amount equal to 10% (inclusive of the preceding 5% increase) of the benefit that would have otherwise been payable.

Benefits under the Retirement Plan are paid from a tax-exempt trust. Benefits under the Supplemental Plan are paid from the general assets of the Company.

   64          PINNACLE WEST CAPITAL CORPORATION

Nonqualified Deferred Compensation

	Name	&zwsp;	Executive Contributions in Last Fiscal Year ($)[1]	&zwsp;	Registrant Contributions in Last Fiscal Year ($)	&zwsp;	Aggregate Earnings in Last Fiscal Year ($)[2]	&zwsp;	Aggregate Withdrawals/ Distributions ($)	&zwsp;	Aggregate Balance at Last Fiscal Year End ($)[3]	&zwsp;
	Donald E. Brandt:
	DCP & 2005 Plan		0		0		94,344		0		1,352,258
	Supplemental RSUs[4]		0		0		0		0		641,867
&zwsp;	James R. Hatfield:	&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;	2005 Plan	&zwsp;	27,000	&zwsp;	0	&zwsp;	7,765	&zwsp;	0	&zwsp;	111,303	&zwsp;
&zwsp;	Supplemental RSUs[4]	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;	178,340	&zwsp;
	Randall K. Edington:[5]
	2005 Plan		349,025		0		151,706		0		2,174,450
	Supplemental RSUs[4]		0		0		0		0		356,628
	Edington DCP
	Discretionary Credits		0		350,000		54,469		0		780,719
&zwsp;	David P. Falck:[6]	&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;	Supplemental RSUs[4]	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;	178,340	&zwsp;
&zwsp;	Falck DCP	&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;	Discretionary Credits	&zwsp;	0	&zwsp;	0	&zwsp;	33,629	&zwsp;	0	&zwsp;	482,021	&zwsp;
	Donald G. Robinson:
	DCP & 2005 Plan		0		0		46,486		0		666,293
	RSUs[7]		0		0		0		0		1,696,139
&zwsp;	Mark A. Schiavoni:	&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;
&zwsp;	2005 Plan	&zwsp;	60,893	&zwsp;	0	&zwsp;	14,733	&zwsp;	0	&zwsp;	211,179	&zwsp;
&zwsp;	Supplemental RSUs[4]	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;	178,340	&zwsp;
1
The amount of the executive contribution is solely from the voluntary deferral by the executive of the executive's designated compensation and does not include any separate Company contribution. These deferred amounts are included in the "Salary" and "Non-Equity Incentive Plan Compensation" columns in the Summary Compensation Table.

2
A portion of the amounts reported in this column is also reported as compensation in the Summary Compensation Table, including: Mr. Brandt — $44,152; Mr. Hatfield — $3,635; Mr. Edington — $96,488; Mr. Falck — $15,739; Mr. Robinson — $21,755; and Mr. Schiavoni — $6,896. See clause (ii) of the first sentence of footnote 3 to the Summary Compensation Table.

3
The historical contributions of each Named Executive Officer to his aggregate balance at December 31, 2013, including "market rate" interest (as defined by the SEC) from the date of each contribution, is as follows: Mr. Brandt — $1,094,887; Mr. Hatfield — $100,020; Mr. Edington — $1,917,363; Mr. Falck — $0; Mr. Robinson — $553,872; and Mr. Schiavoni — $194,299. Of the totals in this column, the following amounts have been reported in the Summary Compensation Table in this Proxy Statement or in the Company's prior Proxy Statements: Mr. Brandt — $1,038,189; Mr. Hatfield — $100,667; Mr. Edington — $1,962,083; Mr. Falck — $66,377; Mr. Robinson — $372,623; and Mr. Schiavoni — $67,789.

4
Supplemental RSUs were granted to each of the Named Executive Officers in 2011 and vest over a four-year period. The amounts in this table represent Supplemental RSUs that vested in February 2013, and additional vested Supplemental RSUs through December 2013 resulting from notional dividends on the vested Supplemental RSUs.

 PINNACLE WEST CAPITAL CORPORATION          65

  See footnote 5 to the Outstanding Equity Awards at Fiscal Year End table and footnote 1 to the Option Exercises and Stock Vested table for additional information. The amount in the "Aggregate Balance at Last Fiscal Year End" column is calculated by multiplying the closing market price of our common stock at the end of 2013 ($52.92 per share as of December 31, 2013) by the number of vested Supplemental RSUs. Mr. Robinson's vested Supplemental RSUs were released in April 2013 when he retired.

5
Pursuant to the 2012 Supplemental Agreement, the Company granted the Edington DCP Discretionary Credits to Mr. Edington. Amounts paid to Mr. Edington under the Edington DCP Discretionary Credits will be included in the Summary Compensation Table when the performance conditions are met. The terms of the Edington DCP Discretionary Credits are also discussed under the narrative disclosure accompanying the Summary Compensation Table and Grants of Plan-Based Awards table.

6
Pursuant to Mr. Falck's offer letter, the terms of which are described under "Discussion of Nonqualified Deferred Compensation — DCP and 2005 Plan" below, the Company granted the Falck DCP Discretionary Credits to Mr. Falck. Amounts paid to Mr. Falck under the Falck DCP Discretionary Credits will be included in the Summary Compensation Table when the performance conditions are met.

7
Mr. Robinson's RSUs vested in April 2013 when he retired. These RSUs will be released in accordance with the vesting schedule associated with each RSU grant. The amount in the "Aggregate Balance at Last Fiscal Year End" column is calculated by multiplying the closing market price of our common stock at the end of 2013 ($52.92 per share as of December 31, 2013) by the number of vested RSUs.

Discussion of Nonqualified Deferred Compensation

DCP and 2005 Plan.    Effective January 1, 1992, the Company established The Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company, and El Dorado Investment Company Deferred Compensation Plan (the "DCP"). Under the DCP, a participant who is an employee is allowed to defer up to 50% of annual base salary and up to 100% of year-end bonus, which would include awards under regular annual incentive plans, but not special incentive payments. A participant who is a member of the Board is allowed to defer up to 100% of the annual cash fees payable to the participant. Amounts deferred by participants are credited with interest at various rates in substantially the same manner as interest is credited pursuant to the 2005 Plan, as described below. Distributions may be made (1) within 30 days after the fifth year an amount was deferred, (2) on account of an unforeseen emergency, (3) on account of retirement after attaining age 65 with five years of service or after attaining age 55 with 10 years of service ("Retirement Benefit"), (4) on account of termination prior to retirement ("Termination Benefit"), (5) on account of disability, or (6) on account of death before termination of employment.

The Retirement Benefit and Termination Benefit are payable in a lump sum or in 5, 10, or 15 equal annual installments, as elected by the participant. Other benefits are generally paid in a lump sum. The method of crediting interest on lump sum and installment payments under the DCP is substantially the same as the method used in the 2005 Plan, as described below.

On December 15, 2004, the Board authorized the adoption of a new nonqualified deferred compensation plan for post-2004 deferrals (the "2005 Plan"). No future deferrals will be permitted under the DCP. The 2005 Plan, effective as of January 1, 2005, is based in large

   66          PINNACLE WEST CAPITAL CORPORATION

part on the DCP as described above. The 2005 Plan was adopted to comply with the requirements of Section 409A of the Code.

Under the 2005 Plan, a participant who is an employee is allowed to defer up to 50% of the participant's base salary and up to 100% of the participant's bonus, including regular awards under annual incentive plans, but not special awards. A participant who is a member of the Board is allowed to defer up to 100% of the annual cash fees payable to the participant. Amounts deferred by participants are credited with interest at various rates, as described below. Deferral elections of base salary and director's fees must be made prior to the calendar year in which such base salary or director's fees will be paid. A deferral election with respect to a bonus must be made before the first day of the calendar year in which the bonus is earned. When making a deferral election, a participant also makes an election regarding the time and form of the participant's distributions from the 2005 Plan. Distributions from the 2005 Plan must be made in accordance with Section 409A of the Code. Distributions are made (1) in January of the fifth year following the year in which an amount was deferred, (2) on account of an unforeseeable financial emergency, (3) on the later of termination of employment or attainment of age 55, or (4) on account of death before termination of employment.

In the event of termination of employment, attainment of age 55 or death, the benefit is payable in a lump sum or in 5, 10 or 15 equal annual installments, as elected by the participant. Benefits in the other circumstances are generally paid in a lump sum.

The 2005 Plan provides for a single rate of interest that will be determined by the plan committee, but which rate shall in no event be less than the rate of interest equal to the 10-year U.S. Treasury Note rate as published on the last business day of the first week of October preceding a plan year. The plan committee set the rate at 7.5% for 2013.

Effective January 1, 2009, the Company amended the 2005 Plan to permit the Company, in its discretion, to award discretionary credits to participants. Discretionary credits generally will be paid at the time and in the form provided in the written award agreement.

The Company agreed in Mr. Falck's offer letter to make a $350,000 discretionary credit award to Mr. Falck in 2009, pursuant to the 2005 Plan (the "Falck DCP Discretionary Credits"). The first $250,000 will vest on July 29, 2014 and the remaining $100,000 will vest on July 29, 2016. The $350,000 discretionary credit award earns interest in accordance with the 2005 Plan. The full amount of the discretionary credit award vests and becomes payable if the Company terminates Mr. Falck's employment without cause within two years following a change of control, or in the event of his death. If Mr. Falck terminates employment, for any reason other than those discussed above, prior to July 29, 2014, he forfeits the entire discretionary credit award; if such termination occurs between July 30, 2014 and July 29, 2016, Mr. Falck forfeits $100,000.

The Company agreed in Mr. Edington's 2008 Agreement to the Deferred Compensation Account. The Company further agreed in Mr. Edington's 2012 Supplemental Agreement to the Edington DCP Discretionary Credits. These awards are described in the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table.

Participation in both the DCP and the 2005 Plan is limited to officers, the Company's senior management group and directors of the Company and participating affiliates. The Company's obligations under the DCP and the 2005 Plan are unfunded (except in the limited change of control circumstance discussed below) and unsecured.

 PINNACLE WEST CAPITAL CORPORATION          67

Potential Payments Upon Termination or Change of Control

This section describes the potential payments that each of the Named Executive Officers could receive following termination of employment, including through death, disability, retirement, resignation, involuntary termination (with and without cause) or a change of control of the Company (each, a "Termination Event"). We describe plans, agreements, or arrangements under which each Named Executive Officer could receive payments following a Termination Event, excluding those that do not discriminate in favor of our executive officers and that are available generally to all salaried employees and awards that are already vested ("Termination Plans"). The payments to the Named Executive Officers under the various Termination Event scenarios described in this section are not intended to affect the Company's obligations to the Named Executive Officers. Those obligations are subject to, and qualified by, the contracts or arrangements giving rise to such obligations. Unless we note otherwise, the discussion below assumes that any Termination Event took place on December 31, 2013 for each Named Executive Officer.

The Company does not have a severance plan that covers the Named Executive Officers. We also do not have traditional severance agreements or arrangements with our Named Executive Officers. We do have Change of Control Agreements which are discussed below.

In addition to the termination payments set forth below, the Named Executive Officers would also receive a full distribution under the 2005 Plan (except in the case of the Falck DCP Discretionary Credits and the Edington DCP Discretionary Credits, which are discussed separately below) and pension benefits. Amounts payable to Messrs. Brandt, Hatfield, Edington, Robinson and Schiavoni under the 2005 Plan are set forth in the Nonqualified Deferred Compensation table, which also shows which part of the payment is interest paid by the Company and which part is the executive's contribution.

With respect to pension benefits, the amounts that each of the Named Executive Officers would receive under the Supplemental Plan in the event of a Termination Event are set forth in the Pension Benefits table; however, assuming that the Named Executive Officer (excluding Mr. Robinson who retired in April 2013) had died on December 31, 2013, the amounts payable under the Supplemental Plan (and in the case of Mr. Edington, under the Supplemental Plan and his employment agreements), would have been as follows: Mr. Brandt — $6,108,910; Mr. Hatfield — $1,132,541; Mr. Edington — $11,560,234; Mr. Falck — $926,291; and Mr. Schiavoni — $801,546. These amounts are based on the following assumptions: (1) the Traditional Formula Benefit is paid in the form of a monthly annuity to the Named Executive Officer's spouse for life following his death and benefit payments commence immediately; (2) the Account Balance Benefit is paid in the form of an immediate lump sum to his spouse; and (3) in the case of Mr. Edington, 50% of the benefit is paid as an annuity and 50% of the benefit is paid as a lump sum to his spouse as provided in his employment agreements. Mr. Brandt would have received $7,060,839 in the event of a Termination Event other than death due to his qualification for early retirement on December 31, 2013, and this amount is based on the assumption that the benefit would be payable as a monthly annuity beginning on January 1, 2014.

The Falck DCP Discretionary Credits and the Edington DCP Discretionary Credits would trigger a payment in connection with certain Termination Events, which are identified below. The agreements are discussed in the narrative disclosure accompanying the Summary Compensation Table and the Grants of Plan-Based Awards table and in the Discussion of Nonqualified Deferred Compensation.

   68          PINNACLE WEST CAPITAL CORPORATION

The Company has entered into identical Change of Control Agreements with each of its executive officers, including each of the Named Executive Officers. The Company believes that these agreements provide stability for its key management in the event the Company experiences a change of control. The agreements contain a "double-trigger" that provides for certain payments if, during the two-year period following a change of control of the Company (the "first trigger"), the Company involuntarily terminates the officer's employment or the executive terminates his or her own employment following a significant and detrimental change in the executive's employment (the "second trigger"). In case of an officer's retirement, death or disability, no payments are made under the officer's Change of Control Agreement, except for the payment of accrued benefits; however, if the officer dies following the officer's receipt of a second trigger termination notice, the officer's estate will receive the change of control payments the officer would have received if the officer had survived. Pursuant to the Change of Control Agreement, each of the Named Executive Officers is obligated to hold in confidence any and all information in his possession as a result of his employment, during and after the Named Executive Officer's employment with the Company is terminated.

The termination payment, if required, is an amount equal to 2.99 times the sum of the executive's annual salary at the time of the change of control plus the annual bonus (including incentive plan payments), as determined by an average over the last four years preceding termination. In addition, the executive is entitled to continued medical, dental, and group life insurance benefits at a shared cost until the end of the second year following the calendar year of termination. Outplacement services are also provided. If the limitations described in Section 280G of the Code are exceeded, the Company will not be able to deduct a portion of its payments. In addition, if these limitations are exceeded, Section 4999 of the Code imposes an excise tax on all or part of the total payments. In certain of the agreements, an additional gross-up payment equal to the excise tax (plus any penalties and interest) imposed on or with respect to the total payments is provided.

In May 2009, the Company determined that, on a going-forward basis, it will no longer provide excise tax gross-up payments in new and materially amended agreements with its Named Executive Officers. In unusual circumstances where the Company believes that accommodations have to be made to recruit a new executive to the Company, limited reimbursement for taxes payable may be included in an executive's contract; but even in those circumstances, the excise tax gross-ups will be subject to a three-year sunset provision.

A change of control under the Change of Control Agreement includes: (1) an unrelated third-party's acquisition of 20% or more of the Company's or APS's voting stock; (2) a merger or consolidation where either the Company or APS combines with any other corporation such that the Company's or APS's outstanding voting stock immediately prior to merger or consolidation represents less than 60% of the voting stock of the Company or APS immediately after the merger or consolidation, but excluding a merger or consolidation effected to implement a recapitalization in which no unrelated third-party acquires more than 20% of the voting stock of the Company or APS; (3) a sale, transfer, or other disposition of all or substantially all of the assets of the Company or APS to an unrelated third-party; or (4) the case where the composition of either the Board of the Company or of APS changes such that the members of the Board of the Company (the "Company Incumbent Board") or of APS (the "APS Incumbent Board"), as of July 31, 2007 (and with respect to Messrs. Hatfield, Falck, and Schiavoni as of July 31, 2008) no longer comprises

 PINNACLE WEST CAPITAL CORPORATION          69

at least two-thirds of the Company's or APS's Board of Directors. For purposes of this later provision, a person elected to either Board is treated as a member of the Company Incumbent Board or APS Incumbent Board if his or her nomination or election by shareholders was approved by a two-thirds vote of the members then comprising the Company Incumbent Board or APS Incumbent Board, and it does not include anyone who became a director in an actual or threatened election contest relating to the election of directors.

Each of the agreements terminates on December 31st of each year upon six months advance notice by the Company to the executive officer; if the six months advance notice is not given, the agreements will continue for successive one-year periods until the notice is given. The Company is required to deposit into a trust sufficient funds to pay obligations under the DCP, 2005 Plan and the Supplemental Plan in the case of an actual or potential change of control.

The following tables quantify the amounts that would have been payable to each Named Executive Officer if the indicated Termination Event had taken place on December 31, 2013, and with respect to Mr. Robinson, the table reflects amounts resulting from his retirement in April 2013. In the tables:

•
We assume full vesting of outstanding performance shares (at the target level), RSUs, and a pro-rata portion of the Retention Grant (in the case of Mr. Brandt) upon a change of control. The performance shares and RSUs (excluding the Retention Grant) for the named Executive Officers vest upon a change of control whether or not there is a subsequent termination of employment (subject however, to the Board's ability to override the vesting), plus, where applicable, dividend equivalents.

•
Retirement benefits payable to Mr. Brandt include full vesting of outstanding performance shares (at the target level) and RSUs (excluding the Supplemental RSUs and the Retention Grant), retirement benefits payable to Mr. Falck include a pro-rata vesting of his 2013 performance shares (at the target level) and RSUs, and retirement benefits payable to Mr. Edington include a pro-rata vesting of his 2013 performance shares (at the target level), plus, in all cases where applicable, dividend equivalents. Mr. Brandt was eligible for retirement on December 31, 2013. Mr. Robinson retired in April 2013.

•
Death or disability benefits payable to Mr. Brandt include full vesting of the 2013 outstanding performance shares (at the target level) and 2013 RSUs (excluding the Supplemental RSUs) and a pro-rata portion of the Retention Grant; and death or disability benefits payable to Messrs. Edington and Falck include full vesting of the 2013 outstanding performance shares (at the target level) and the 2013 RSUs.

•
The amounts in the "All Other Termination Events" columns consist of payments upon termination without cause for Mr. Brandt.

   70          PINNACLE WEST CAPITAL CORPORATION

Subject to the foregoing, the following tables describe the amounts that would have been payable to each Named Executive Officer if a Termination Event had taken place on December 31, 2013:

Donald E. Brandt:

	Component of Pay	&zwsp;	Change of Control ($)	&zwsp;	Death or Disability ($)	&zwsp;	Retirement ($)	&zwsp;	All Other Termination Events ($)	&zwsp;
	Performance Shares		6,690,654		2,435,452		7,148,812		0
&zwsp;	RSUs	&zwsp;	6,354,869	&zwsp;	2,702,073	&zwsp;	5,063,093	&zwsp;	914,087	&zwsp;
	Severance Benefits		8,160,919		0		0		0
&zwsp;	Present Value of Medical, Dental and Life Insurance Benefits	&zwsp;	19,023	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;
	Outplacement Services		10,000		0		0		0
&zwsp;	Excise Tax Gross-Up	&zwsp;	7,551,553	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;
	TOTAL:		28,787,018		5,137,525		12,211,905		914,087

James R. Hatfield:

	Component of Pay	&zwsp;	Change of Control ($)	&zwsp;	All Other Termination Events ($)	&zwsp;
	Performance Shares		1,067,542		0
&zwsp;	RSUs	&zwsp;	937,910	&zwsp;	0	&zwsp;
	Severance Benefits		2,698,622		0
&zwsp;	Present Value of Medical, Dental and Life Insurance Benefits	&zwsp;	35,788	&zwsp;	0	&zwsp;
	Outplacement Services		10,000		0
&zwsp;	Excise Tax Gross-Up	&zwsp;	1,656,675	&zwsp;	0	&zwsp;
	TOTAL:		6,406,537		0

 PINNACLE WEST CAPITAL CORPORATION          71

Randall K. Edington:

	Component of Pay	&zwsp;	Change of Control ($)	&zwsp;	Death or Disability ($)[1]		&zwsp;	Retirement ($)	&zwsp;	All Other Termination Events ($)	&zwsp;
	Performance Shares		958,223		304,447			101,401		0
&zwsp;	RSUs	&zwsp;	1,064,147	&zwsp;	223,662		&zwsp;	0	&zwsp;	0	&zwsp;
	Severance Benefits		4,661,679		0			0		0
&zwsp;	Present Value of Medical, Dental and Life Insurance Benefits	&zwsp;	148,589	&zwsp;	76,631 148,896	&zwsp; (Death) &zwsp; (Disability)	&zwsp;	0	&zwsp;	148,896	&zwsp;
	Outplacement Services		10,000		0			0		0
&zwsp;	Excise Tax Gross-up	&zwsp;	0	&zwsp;	0		&zwsp;	0	&zwsp;	0	&zwsp;
	Edington DCP Discretionary Credits		0		780,719			0		0
&zwsp;	TOTAL:	&zwsp;	6,842,638	&zwsp;	1,385,459 1,457,724	&zwsp; (Death) &zwsp; (Disability)	&zwsp;	101,401	&zwsp;	0	&zwsp;

1
Mr. Edington would be entitled to receive $148,896 pursuant to the 2006 offer letter for medical benefits in the event of his involuntary termination other than for cause, but would not be entitled to receive a payout for the Edington DCP Discretionary Credits.

David P. Falck:

	Component of Pay	&zwsp;	Change of Control ($)	&zwsp;	Death or Disability ($)		&zwsp;	Retirement ($)	&zwsp;	All Other Termination Events ($)	&zwsp;
	Performance Shares		1,341,391		426,299			142,059		0
&zwsp;	RSUs	&zwsp;	1,168,569	&zwsp;	312,777		&zwsp;	67,989	&zwsp;	0	&zwsp;
	Severance Benefits		2,536,248		0			0		0
&zwsp;	Present Value of Medical, Dental, and Life Insurance Benefits	&zwsp;	34,675	&zwsp;	0		&zwsp;	0	&zwsp;	0	&zwsp;
	Outplacement Services		10,000		0			0		0
&zwsp;	Excise Tax Gross-Up	&zwsp;	0	&zwsp;	0		&zwsp;	0	&zwsp;	0	&zwsp;
	Falck DCP Discretionary Credits		482,021		482,021 0	(Death) (Disability)		0		0
&zwsp;	TOTAL:	&zwsp;	5,572,904	&zwsp;	1,221,097 739,076	&zwsp; (Death) &zwsp; (Disability)	&zwsp;	210,048	&zwsp;	0	&zwsp;

   72          PINNACLE WEST CAPITAL CORPORATION

Donald G. Robinson:

	Component of Pay	&zwsp;	Retirement ($)	&zwsp;
	Performance Shares		2,615,310
&zwsp;	RSUs[1]	&zwsp;	0	&zwsp;
	Severance Benefits		0
&zwsp;	Present Value of Medical, Dental, and Life Insurance Benefits	&zwsp;	0	&zwsp;
	Outplacement Services		0
&zwsp;	TOTAL:	&zwsp;	2,615,310	&zwsp;

1
RSUs that vested in connection with Mr. Robinson's retirement are set forth in the Option Exercises and Stock Vested table.

Mark A. Schiavoni:

	Component of Pay	&zwsp;	Change of Control ($)	&zwsp;	All Other Termination Events ($)	&zwsp;
	Performance Shares		930,500		0
&zwsp;	RSUs	&zwsp;	876,286	&zwsp;	0	&zwsp;
	Severance Benefits		2,288,655		0
&zwsp;	Present Value of Medical, Dental, and Life Insurance Benefits	&zwsp;	35,478	&zwsp;	0	&zwsp;
	Outplacement Services		10,000		0
&zwsp;	Excise Tax Gross-Up	&zwsp;	1,544,464	&zwsp;	0	&zwsp;
	TOTAL:		5,685,383		0

H U M A N R E S O U R C E S C O M M I T T E E I N T E R L O C K S A N D I N S I D E R P A R T I C I P A T I O N

The members of the Human Resources Committee in 2013 were Ms. Munro, Dr. Herberger, Mr. Lopez, Mr. Basha (until his death in March 2013) and, as of October 2013, Dr. Cortese. None of the members of the Human Resources Committee is or has been an officer or employee of the Company or any of its subsidiaries and no executive officer of the Company served on the compensation committee or board of any company that employed, or had as an officer, any member of the Human Resources Committee or the Board.

 PINNACLE WEST CAPITAL CORPORATION          73

D I R E C T O R S'    C O M P E N S A T I O N

Compensation of the directors for 2013 was as follows:

	Name	&zwsp;	Fees Earned or Paid in Cash ($)	&zwsp;	Stock Awards ($)[1]	&zwsp;	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[2]	&zwsp;	All Other Compensation ($)[3]	&zwsp;	Total ($)	&zwsp;
	Edward N. Basha, Jr.[4]		20,000		0		0		55		20,055
&zwsp;	Donald E. Brandt[5]	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;	0	&zwsp;
	Susan Clark-Johnson		80,000		91,294		0		55		171,349
&zwsp;	Denis A. Cortese, M.D.	&zwsp;	80,000	&zwsp;	91,294	&zwsp;	0	&zwsp;	55	&zwsp;	171,349	&zwsp;
	Michael L. Gallagher		92,500		91,294		59,111		55		242,960
&zwsp;	Roy A. Herberger, Jr., Ph.D.	&zwsp;	92,500	&zwsp;	91,294	&zwsp;	30,273	&zwsp;	55	&zwsp;	214,122	&zwsp;
	Dale E. Klein, Ph.D.		80,000		91,294		0		55		171,349
&zwsp;	Humberto S. Lopez	&zwsp;	92,500	&zwsp;	91,294	&zwsp;	68,191	&zwsp;	55	&zwsp;	252,040	&zwsp;
	Kathryn L. Munro		100,000		91,294		13,880		55		205,229
&zwsp;	Bruce J. Nordstrom	&zwsp;	92,500	&zwsp;	91,294	&zwsp;	30,068	&zwsp;	55	&zwsp;	213,917	&zwsp;

1
In accordance with FASB ASC Topic 718, this amount reflects the aggregate grant date fair value of the stock award. On May 15, 2013, all of the directors at the time received a grant of either common stock or stock units ("SUs"), based on an election previously delivered to the Company. All directors received common stock except for Mr. Gallagher, Drs. Herberger and Klein, and Ms. Munro, who each received SUs. Under the terms of the SUs, Mr. Gallagher will receive 50% of the SUs in cash and 50% of the SUs in common stock, and Dr. Klein and Ms. Munro will receive one share of common stock for each SU, in all cases, on the last business day of the month following the month in which they separate from service on the Board. Dr. Herberger will receive 50% of the SUs in cash and 50% of the RSUs in common stock on January 2, 2015. The number of shares of common stock or SUs granted was 1,516, and the grant date fair value of each share of common stock or SU is $60.22, which was the closing stock price on May 15, 2013. As of December 31, 2013, the following directors had the following outstanding RSU or SU awards: Mr. Gallagher — 6,939; Dr. Herberger — 6,939; Dr. Klein — 6,990; and Ms. Munro — 4,945.

2
The Company does not have a pension plan for directors. The amount in this column consists solely of the above-market portion of annual interest accrued under a deferred compensation plan pursuant to which directors may defer all or a portion of their Board fees. See the discussion of the rates of interest applicable to the deferred compensation program under "Discussion of Nonqualified Deferred Compensation."

3
This amount represents an insurance premium for a business travel and accident policy that covers all directors and officers.

4
Mr. Basha passed away in March 2013.

5
Mr. Brandt is a Named Executive Officer and his compensation is set forth in the Summary Compensation Table. Only non-management directors are compensated for Board service.

   74          PINNACLE WEST CAPITAL CORPORATION

Discussion of Directors' Compensation

The Human Resources Committee makes recommendations to the Board for compensation, equity participation, and other benefits for directors. The director compensation program consists of the following components:

	Compensation Component	&zwsp;	Amount ($)	&zwsp;
	Annual Retainer		80,000
&zwsp;	Audit Committee, Human Resources Committee, Finance Committee, and Nuclear and Operating Committee Chairs Annual Retainers	&zwsp;	12,500	&zwsp;
	Lead Director Annual Retainer (Lead Director serves as Chair of Corporate Governance Committee for no additional compensation)		20,000
&zwsp;	Annual Equity Grant	&zwsp;	Shares with a value of approximately $90,000 on the grant date	&zwsp;

Directors had an option to either receive the stock grant on May 15, 2013 or defer the receipt until a later date. A director who elected to defer his or her receipt of stock received SUs in lieu of the stock grant. Those directors who elected to receive SUs were able to elect to receive payment for the SUs in either (1) stock or (2) 50% in stock and 50% in cash. The directors also elected whether to receive these payments either (1) as of the last business day of the month following the month in which the director separates from service on the Board, or (2) as of a date specified by the director, which date must be after December 31 of the year in which the grant was received. The SUs accrue dividend rights equal to the amount of dividends the director would have received if the director had directly owned one share of our common stock for each SU held, plus interest at the rate of 5% per annum, compounded quarterly. The manner of payment for the dividends and interest will be based on the director's election for payment of the SUs.

Directors of Pinnacle West also serve on the APS Board of Directors for no additional compensation. The Company reimburses Board members for expenses associated with Board meetings and director education programs.

A comparison against the compensation programs of our current peer group is generally performed every two years, and a study was last performed in December 2013, at which time the Board approved increasing the value of the annual equity grant from $90,000 to $100,000 and the annual retainer from $80,000 to $95,000. These changes will go into effect for the 2014-2015 term of the Board beginning in May 2014. The Consultant reviewed the study, validated the methodology, and concluded that the new amounts were within the competitive range.

Director Stock Ownership Policy

The Company believes that directors should have a meaningful financial stake in the Company to align their personal financial interests with those of the Company's shareholders.

In January 2010, the Board adopted a revised stock ownership policy for non-management directors. Each director is required to hold or control Company common stock, RSUs, or

 PINNACLE WEST CAPITAL CORPORATION          75

SUs with a value of at least three times the annual cash retainer fee paid to directors. Directors will have until the later of January 2013 or three years following the date they become a director to reach the required ownership level. A director may not pledge, margin, hypothecate, hedge, or otherwise grant an economic interest in any shares of Company stock while serving as a director whether or not his or her ownership requirement is met. This restriction shall extend to the purchase or creation of any short sales, zero-cost collars, forward sales contracts, puts, calls, options or other derivative securities in respect of any shares of Company stock. The Corporate Governance Committee may grant exceptions to this policy for hardship or other special circumstances. All of the directors are in compliance with the Director Stock Ownership Policy.

P R O P O S A L 2 — A D V I S O R Y V O T E O N E X E C U T I V E C O M P E N S A T I O N

Section 14A of the Exchange Act requires U.S. public corporations to provide for an advisory (non-binding) vote on executive compensation ("Say-on-Pay").

As discussed in more detail in our CD&A and the accompanying tables and narrative, the Company has designed its executive compensation program to align executives' interests with those of our shareholders, make executives accountable for business and individual performance by putting pay at risk, and attract, retain and reward the executive talent required to achieve our corporate objectives and to increase long-term shareholder value. We believe that our compensation policies and practices promote a pay at risk philosophy and, as such, are aligned with the interests of our shareholders.

In deciding how to vote on this proposal, the Board points out the following factors, many of which are more fully discussed in the CD&A:

•
Our Human Resources Committee has designed the compensation packages for our Named Executive Officers to depend significantly on putting pay at risk tied to the achievement of goals that the Human Resources Committee believes drive long-term shareholder value;

•
The Company had a highly successful year in 2013, as discussed under "Overview of 2013 Company Performance";

•
Our pay practices are designed to encourage management to not take unacceptable risks;

•
We engage in continual benchmarking in order to confirm that our programs are comparable to the companies in our Peer Group; and

•
We believe that the Company's executive compensation program is well suited to promote the Company's objectives in both the short and long-term.

   76          PINNACLE WEST CAPITAL CORPORATION

The Board strongly endorses the Company's executive compensation program and recommends that the shareholders vote in favor of the following resolution:

    RESOLVED, that the compensation paid to the Company's Named Executive Officers as disclosed in this Proxy Statement in the CD&A, the compensation tables and the narrative discussion, is hereby approved.

Because your vote is advisory, it will not be binding upon the Human Resources Committee or the Board. However, we value our shareholders' opinions, and we will consider the outcome of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

P R O P O S A L 3 — R A T I F I C A T I O N O F T H E A P P O I N T M E N T O F D E L O I T T E & T O U C H E L L P A S I N D E P E N D E N T A C C O U N T A N T S O F T H E C O M P A N Y

The Audit Committee has appointed D&T as the Company's independent accountants for the year ending December 31, 2014 and has directed management to submit such appointment for ratification by the shareholders at the Annual Meeting. In the event the shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and the shareholders' best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS THE COMPANY'S INDEPENDENT ACCOUNTANTS
FOR THE YEAR ENDING DECEMBER 31, 2014

A C C O U N T I N G A N D A U D I T I N G M A T T E R S

The Independent Accountants

The Audit Committee has appointed D&T, independent accountants, to examine the Company's financial statements for the year ending December 31, 2014 and, pursuant to Proposal 3, has requested shareholder ratification of this appointment. D&T served as the Company's independent registered public accountants for the year ending December 31, 2013. Representatives of that firm will be present at the Annual Meeting. These representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

 PINNACLE WEST CAPITAL CORPORATION          77

Audit Fees

The following fees were paid to D&T for the last two fiscal years:

Type of Service	2012 ($)	2013 ($)
Audit Fees[1]	2,018,259	2,266,625
Audit-Related Fees[2]	216,690	236,850
Tax Fees[3]	0	35,000
All Other Fees	0	0

1
The aggregate fees billed for services rendered for the audit of annual financial statements and for review of financial statements included in Reports on Form 10-Q.

2
The aggregate fees billed for assurances services that are reasonably related to the performance of the audit or review of the financial statements that are not included in the Audit Fees reported above, which primarily consist of fees for employee benefit plan audits performed in 2012 and 2013.

3
The aggregate fees billed for tax service consultation regarding tangible property regulations.

Pre-Approval Policies

The Audit Committee pre-approves each audit service and non-audit service to be provided by D&T. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit and non-audit services to be performed by D&T if the services are not expected to cost more than $50,000. The Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services performed by D&T in 2013 for the Company were pre-approved by the Audit Committee or the Chair of the Audit Committee consistent with the pre-approval policy.

   78          PINNACLE WEST CAPITAL CORPORATION

R E P O R T    O F    T H E    A U D I T    C O M M I T T  E E

In accordance with its written charter adopted by the Board, the primary function of the Audit Committee is to assist Board oversight of: (a) the integrity of the Company's financial statements; (b) the independent accountants' qualifications and independence; (c) the performance of the Company's internal audit function and independent accountants; and (d) general compliance by the Company with legal and regulatory requirements.

The Audit Committee reports as follows:

1.
The Audit Committee has discussed and reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2013, with the Company's management and the independent accountants, D&T. The Audit Committee is directly responsible for the oversight of the Company's independent accountants. Management is responsible for the Company's financial reporting process, including the Company's system of internal controls, and for the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America. The independent accountants are responsible for auditing and rendering an opinion on those financial statements, as well as auditing certain aspects of the Company's internal controls. The Audit Committee's responsibility is to monitor these processes.

2.
The Audit Committee has discussed with D&T all communications required by auditing standards generally accepted in the United States of America and SEC regulations, including those described in Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3.
The Audit Committee has obtained from D&T and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the Audit Committee concerning independence. The Committee discussed with D&T any relationships that may impact D&T's objectivity and independence and satisfied itself as to the accountants' independence.

4.
Based on the foregoing, the Audit Committee has recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

AUDIT COMMITTEE CHAIR Bruce J. Nordstrom	AUDIT COMMITTEE MEMBERS Denis A. Cortese, M.D. Dale E. Klein, Ph.D. Humberto S. Lopez

 PINNACLE WEST CAPITAL CORPORATION          79

001CSN143E

www.envisionreports.com/PNW Step 1: Go to www.envisionreports.com/PNW to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Vote by Internet • Go to www.envisionreports.com/PNW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Shareholder Meeting Notice 01RS3C + + Important Notice Regarding the Availability of Proxy Materials for the Pinnacle West Capital Corporation Shareholder Meeting to be Held on May 21, 2014 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Company’s 2014 Proxy Statement and Annual Report and Form 10-K for the year ended December 31, 2013 are available at: : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 7, 2014 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/PNW and click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g E-mail – Send e-mail to investorvote@computershare.com with “Proxy Materials Pinnacle West Capital Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 7, 2014. Light rail station located NW corner of Central and Encanto. Directions to the Pinnacle West Capital Corporation’s 2014 Annual Meeting . Shareholder Meeting Notice Pinnacle West Capital Corporation’s 2014 Annual Meeting of Shareholders will be held on May 21, 2014, 10:30 a.m. Mountain Standard Time, at the Heard Museum, 2301 North Central Avenue, Phoenix, Arizona 85004 Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3. 1. Election of Directors: 01 - Donald E. Brandt, 02 - Susan Clark-Johnson, 03 - Denis A. Cortese, M.D., 04 - Richard P. Fox, 05 - Michael L. Gallagher, 06 - Roy A. Herberger, Jr., Ph.D., 07 - Dale E. Klein, Ph.D., 08 - Humberto S. Lopez, 09 - Kathryn L. Munro, 10 - Bruce J. Nordstrom, 11 - David P. Wagener; 2. Vote on an advisory resolution to approve executive compensation as disclosed in the 2014 Proxy Statement; and 3. Ratify the appointment of the Company’s independent accountants for the year ending December 31, 2014. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. This document, together with a valid picture identification, is your ticket to gain admission to the meeting. 01RS3C

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01RS1D 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3. For Against Abstain 2. Vote on an advisory resolution to approve executive compensation as disclosed in the 2014 Proxy Statement. For Against Abstain 3. Ratify the appointment of the Company’s independent accountants for the year ending December 31, 2014. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Donald E. Brandt 04 - Richard P. Fox 07 - Dale E. Klein, Ph.D. 02 - Susan Clark-Johnson 05 - Michael L. Gallagher 08 - Humberto S. Lopez 03 - Denis A. Cortese, M.D. 06 - Roy A. Herberger, Jr., Ph.D. 09 - Kathryn L. Munro 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION 10 - Bruce J. Nordstrom 11 - David P. Wagener qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 21, 2014. Vote by Internet • Go to www.envisionreports.com/PNW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of the 2014 Annual Meeting of Shareholders Proxy Solicited on behalf of the Board of Directors for the Annual Meeting on May 21, 2014 The undersigned hereby appoints Donald E. Brandt and David P. Falck, individually and together, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Pinnacle West Capital Corporation (the "Company") to be held on May 21, 2014, at ten-thirty a.m. (10:30 a.m.), Mountain Standard Time, and at any adjournment or postponement thereof, and to vote as specified in this proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting. If the undersigned has voting rights with respect to shares of Company common stock under the Pinnacle West Capital Corporation Savings Plan (the "Plan"), then the undersigned hereby directs the trustee of the Plan to vote the shares equal to the number of share equivalents allocated to the undersigned's account under the Plan on all matters properly coming before the Annual Meeting, and at any adjournment or postponement thereof, in accordance with the instructions given herein. Shares under the Plan for which instructions are not received by midnight on May 18, 2014, will be voted by the trustee in accordance with the plan and trust documents. This proxy will be considered to be confidential voting instructions to the Plan trustee and to any entity acting as tabulating agent for the Plan trustee. ALL SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THOSE SHARES WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof. (Items to be voted appear on reverse side.) Proxy — Pinnacle West Capital Corporation 2014 Annual Meeting 2014 Annual Meeting of Pinnacle West Capital Corporation Shareholders May 21, 2014, 10:30 a.m. Mountain Standard Time Heard Museum 2301 North Central Avenue, Phoenix, Arizona 85004 Upon arrival, please present the top portion of this proxy and photo identification. Dear Shareholders, The 2014 Annual Meeting of Shareholders of Pinnacle West Capital Corporation will be held at the Heard Museum, at 2301 North Central Avenue, Phoenix, Arizona 85004 on May 21, 2014, at 10:30 a.m., Mountain Standard Time. At the meeting, shareholders will be asked to: (i) elect eleven (11) directors to serve on the Board until the 2015 Annual Meeting; (ii) vote on an advisory resolution to approve executive compensation as disclosed in the 2014 Proxy Statement; and (iii) ratify the appointment of the Company's independent accountants for the year ending December 31, 2014. Your vote is important and you may vote this proxy in one of three ways - by Internet, by telephone, or by mail. The reverse side of this letter provides voting information for all three methods. We encourage you to attend the Annual Meeting and have provided a map for your reference. Sincerely, Diane Wood Corporate Secretary Light rail station located NW corner of Central and Encanto. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q